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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ADEPTUS HEALTH INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 15, 2016

Dear Stockholders:

        Please join us for Adeptus Health Inc.'s Annual Meeting of Stockholders on Monday, May 16, 2016, at 1:00 p.m., Central time. The meeting will be held at 1549 Legacy Drive, Frisco, Texas 75034.

        Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting.

        Your vote is important to us. Whether you own a few shares or many, and whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. You may vote your shares by proxy on the Internet, by telephone or by completing, signing and promptly returning a proxy card or you may vote at the Annual Meeting. Voting online, by telephone or by returning your proxy card does not deprive you of your right to attend the Annual Meeting. If you do attend the Annual Meeting and wish to vote your shares personally, you may revoke your proxy at or prior to the Annual Meeting.

        Thank you for your continued support of Adeptus Health Inc.

Sincerely,

Thomas S. Hall Chairman and Chief Executive Officer

ADEPTUS HEALTH INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME	1:00 p.m., Central time, on Monday, May 16, 2016
PLACE	1549 Legacy Drive, Frisco, Texas 75034
ITEMS OF BUSINESS	1.	To elect the director nominees listed in the Proxy Statement.
	2.	To approve the Adeptus Health Inc. Stock Purchase Plan.
	3.	To approve the Amended and Restated Adeptus Health Inc. 2014 Omnibus Incentive Plan.
	4.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2016.
	5.	To consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
RECORD DATE	You may vote at the Annual Meeting if you were a stockholder of record at the close of business on March 24, 2016.
VOTING BY PROXY
To ensure your shares are voted, you may vote your shares over the Internet, by telephone or by completing, signing and returning the enclosed proxy card by mail. Internet and telephone voting procedures are described on the following page, in the General Information section beginning on page 1 of the Proxy Statement and on the proxy card. For shares held through a bank, broker or nominee, you may vote by submitting voting instructions to your bank, broker or nominee.

By Order of the Board of Directors,

Timothy L. Fielding Treasurer and Chief Financial Officer

This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 15, 2016.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 16, 2016: This Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and our Annual Report are available free of charge on the Investors section of our website (www.adhc.com). In addition, you may access the Proxy Statement and Annual Report free of charge at www.edocumentview.co/adpt, a site that does not have "cookies" that identify visitors to the site.

PROXY VOTING METHODS

        If, at the close of business on March 24, 2016, you were a stockholder of record or held shares through a broker, bank or other nominee, you may vote your shares by proxy through the Internet, by telephone or by mail or you may vote in person at the Annual Meeting. For shares held through a broker, bank or other nominee, you may vote by submitting voting instructions to your broker, bank or other nominee. Please refer to information from your broker, bank or other nominee on how to submit voting instructions. To reduce our administrative costs and help the environment by conserving natural resources, we ask that you vote through the Internet or by telephone, both of which are available 24 hours a day. You may revoke your proxies at the times and in the manners described on page 4 of the Proxy Statement.

        If you are a stockholder of record or hold shares through a broker, bank or other nominee and are voting by proxy, your vote must be received by 11:59 p.m., Eastern time, on May 15, 2016 to be counted.

To vote by proxy if you are a stockholder of record:

BY INTERNET

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  Go to the website www.investorvote.com/adpt and follow the instructions, 24 hours a day, seven days a week.

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  You will need the control number included on your proxy card to vote online.

BY TELEPHONE

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  From a touch-tone telephone, dial 1-800-652-VOTE (8683) and follow the recorded instructions, 24 hours a day, seven days a week.

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  You will need the control number included on your proxy card in order to vote by telephone.

BY MAIL

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  When you receive the proxy card, mark your selections on the proxy card.

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  Date and sign your name exactly as it appears on your proxy card.

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  Mail the proxy card in the enclosed postage-paid envelope provided to you.

YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.

i

ADEPTUS HEALTH INC.
2941 Lake Vista Drive
Lewisville, Texas 75067
(972) 899-6666

PROXY STATEMENT
Annual Meeting of Stockholders
May 16, 2016

GENERAL INFORMATION

Why am I being provided with these materials?

        We have delivered printed versions of the Annual Report, Proxy Statement and proxy card to you by mail in connection with the solicitation by the Board of Directors (the "Board" or "Board of Directors") of Adeptus Health Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on May 16, 2016 ("Annual Meeting"), and at any postponements or adjournments of the Annual Meeting. Directors, officers and other Company employees also may solicit proxies by telephone or otherwise. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. You are invited to attend the Annual Meeting and vote your shares in person. Except where the context requires otherwise, references to the "Company," "Adeptus," "we," "us" and "our" refer to Adeptus Health Inc.

What am I voting on?

        There are two proposals scheduled to be voted on at the Annual Meeting:

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  Proposal No. 1: Election of the director nominees listed in this Proxy Statement.

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  Proposal No. 2: Approval of the Adeptus Health Inc. Stock Purchase Plan.

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  Proposal No. 3: Approval of the Amended and Restated Adeptus Health Inc. 2014 Omnibus Incentive Plan.

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  Proposal No. 4: Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2016.

Who is entitled to vote?

        Holders of our Class A common stock and holders of our Class B common stock as of the close of business on March 24, 2016 (the "Record Date") may vote at the Annual Meeting or any postponement thereof.

How many votes do I have?

        If you are a holder of our Class A common stock, you are entitled to one vote at our Annual Meeting for each share of our Class A common stock that you held as of the close of business on the Record Date. If you are a holder of our Class B common stock, you are entitled to one vote at our Annual Meeting for each share of Class B common stock that you held as of the close of business on the Record Date. All matters on the agenda for our Annual Meeting will be voted on by the holders of our shares of Class A common stock and Class B common stock voting together as a single class.

        As of the Record Date, there were 14,562,716 shares of Class A common stock outstanding that will carry an aggregate of 14,562,716 votes and 6,510,738 shares of Class B common stock outstanding that will carry an aggregate of 6,510,738 votes.

        As of the Record Date, all of the shares of Class B common stock outstanding were held by funds affiliated with Sterling Partners (our "Sponsor"), funds affiliated with our founders, certain members of management and our Board of Directors (collectively referred to as the "Post-IPO Unit Holders"). In connection with our initial public offering, Class B shares were issued to our Post-IPO Unit Holders who hold units in Adeptus Health ("LLC Units") in an equal number of such holders' LLC Units in order to confer voting rights in Adeptus Health Inc. equal to their economic interest in Adeptus Health LLC.

What is a "broker non-vote"?

        A broker non-vote occurs when shares held by a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at his/her discretion. Under current New York Stock Exchange ("NYSE") interpretations that govern broker non-votes, Proposal Nos. 1, 2 and 3 are considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at his/her discretion on such proposal. Proposal No. 4 is considered a discretionary matter, and a broker will be permitted to exercise his/her discretion to vote uninstructed shares on this proposal.

How many votes are required to approve each proposal?

        With respect to the election of the director nominees (Proposal No. 1), all elections of directors will be determined by a plurality of the votes cast. A plurality vote requirement means that the director nominees with the greatest number of votes cast, even if less than a majority, will be elected. There is no cumulative voting.

        With respect to the Adeptus Health Inc. Stock Purchase Plan (Proposal No. 2), the approval of the Amended and Restated Adeptus Health Inc. 2014 Omnibus Incentive Plan (Proposal No. 3) and the ratification of the independent registered public accounting firm for 2016 (Proposal No. 4), approval of the proposal requires the affirmative vote of the majority in voting power of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter.

How are votes counted?

        With respect to the election of directors (Proposal No. 1), you may vote "FOR" or "WITHHOLD" with respect to each nominee. Votes that are withheld will be excluded entirely from the vote with respect to the nominee from which they are withheld and will have the same effect as an abstention. Votes that are withheld and broker non-votes will not have any effect on the outcome of the election of directors.

        You may vote "FOR," "AGAINST" or "ABSTAIN" with respect to the approval of the Adeptus Health Inc. Stock Purchase Plan (Proposal No. 2), the approval of the Amended and Restated Adeptus Health Inc. 2014 Omnibus Incentive Plan (Proposal No. 3) and the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2016 (Proposal No. 4). If you mark your proxy card "abstain" as to these proposals, it will have the same effect as a vote against the proposals.

        If you just sign and submit your proxy card without voting instructions, your shares will be voted "FOR" each director nominee listed herein, "FOR" Proposal Nos. 2, 3 and 4 as recommended by the Board of Directors and in accordance with the discretion of the holders of the proxy as to any other matters that may be voted on.

Who will count the vote?

        Representatives of Computershare Trust Company, N.A. will tabulate the votes and act as inspectors of election.

How does the Board recommend that I vote?

        Our Board recommends that you vote your shares:

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  "FOR" each of the nominees to the Board set forth in this Proxy Statement.

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  "FOR" the approval of the Adeptus Health Inc. Stock Purchase Plan.

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  "FOR" the approval of the Amended and Restated Adeptus Health Inc. 2014 Omnibus Incentive Plan.

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  "FOR" the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2016.

How do I vote my shares without attending the Annual Meeting?

        If you are a stockholder of record, you may vote by granting a proxy. Specifically, you may vote:

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  By Internet—If you have Internet access, you may submit your proxy by going to www.investorvote.com/adpt and by following the instructions on how to complete an electronic proxy card. You will need the control number included on your proxy card in order to vote by Internet.

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  By Telephone—If you have access to a touch-tone telephone, you may submit your proxy by dialing 1-800-652-VOTE (8683) and by following the recorded instructions. You will need the control number included on your proxy card in order to vote by telephone.

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  By Mail—You may vote by mail by indicating your vote by completing, signing and dating the card where indicated and by mailing or otherwise returning the card in the envelope provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

        If you hold your shares through bank, broker or other nominee (i.e., in "street name"), you may submit voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.

        Internet and telephone voting facilities will close at 11:59 p.m., Eastern time on May 15, 2016.

        Mailed proxy cards with respect to shares held of record must be received no later than May 14, 2016.

How do I vote my shares in person at the Annual Meeting?

        First, you must satisfy the requirements for admission to the Annual Meeting (see below). Then, if you are a stockholder of record and prefer to vote your shares at the Annual Meeting, you must bring proof of identification along with your proxy card or proof of ownership as of the Record Date. You may vote shares held in street name at the Annual Meeting only if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

        Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the Annual Meeting.

Do I need a ticket to be admitted to the Annual Meeting?

        You will need your proof of identification along with either your proxy card or proof of stock ownership to enter the Annual Meeting. If your shares are held beneficially in the name of a bank, broker or other holder of record and you wish to be admitted to attend the Annual Meeting, you must present proof of your ownership of Adeptus Health Inc. stock, such as a bank or brokerage account statement.

Do I also need to present identification to be admitted to the Annual Meeting?

        Yes, all stockholders must present a form of personal identification in order to be admitted to the Annual Meeting.

        No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

What does it mean if I receive more than one set of proxy materials on or about the same time?

        It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card received or, if you vote by Internet or telephone, vote once for each proxy card you receive. Please be sure to vote all of your shares in each of your accounts in accordance with the directions on the proxy card(s) and/or voting instruction form(s) that you receive.

May I change my vote or revoke my proxy?

        Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

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  sending a written statement to that effect to our chief legal officer, provided such statement is received no later than May 14, 2016;

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  voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern time, on May 15, 2016;

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  submitting a properly signed proxy card with a later date that is received no later than May 14, 2016; or

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  attending the Annual Meeting, revoking your proxy and voting in person.

        If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares, attending the Annual Meeting and voting again.

Could other matters be decided at the Annual Meeting?

        At the date this Proxy Statement went to print, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

        If other matters are properly presented at the Annual Meeting for consideration and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

        We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        Our Board of Directors has considered and nominated the following nominees for a one-year term expiring at the 2017 Annual Meeting of Stockholders or until his successor is duly elected and qualified: Thomas S. Hall, Richard Covert, Steven V. Napolitano, Daniel W. Rosenberg, Gregory W. Scott, Ronald L. Taylor, Jeffery S. Vender and Stephen M. Mengert. Action will be taken at the Annual Meeting for the election of these nominees.

        Unless otherwise instructed, the persons named in the form of proxy card (the "proxyholders") attached to this Proxy Statement, as filed with the Securities and Exchange Commission ("SEC"), intend to vote the proxies held by them for the election of the director nominees. If any of these nominees ceases to be a candidate for election by the time of the Annual Meeting (a contingency which the Board does not expect to occur), such proxies may be voted by the proxyholders in accordance with the recommendation of the Board.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS IN 2016

        The following information describes the offices held, other business directorships and the term of each director nominee as of March 24, 2016. Beneficial ownership of equity securities of the director nominees is shown under "Ownership of Securities" below.

Thomas S. Hall

        Thomas S. Hall, 55, became the President and Chief Executive Officer of the Company in 2012. In addition, Mr. Hall has also served as a member of our Board of Directors since joining the Company in 2012 and became Chairman of the Board and relinquished the title of President in January 2015. Prior to joining the Company, Mr. Hall was Chairman of the board of directors, President and Chief Executive Officer of NovaMed, Inc., from 2005 to 2011, President and Chief Operating Officer of Matria Healthcare, Inc., from 2002 to 2005, and President of ADP Total Source, from 1997 to 1999. Mr. Hall holds a bachelor's degree in business from Goshen College, as well as a master's degree in business administration from Clarkson University.

Richard Covert

        Richard Covert, 48, served as the Chairman of the Board of Directors of the Company in 2012 until January 2015, prior to assuming his current role as Vice-Chairman of the Board of Directors. Previously, Mr. Covert, a Co-Founder of the Company, was Chief Executive Officer of First Choice ER, LLC, from 2006 to 2012. Mr. Covert led First Choice ER, LLC to seven straight years on the Southern Methodist University and the Dallas Business Journal's 100 fastest-growing private companies in the Dallas/Fort Worth area, as well as two years on the Inc.'s list of the Top 500/5000 fastest growing companies in the country. Prior to co-founding the Company, Mr. Covert spent 15 years in the financial services industry, including 3 years running legislative and regulatory activity for the American Financial Services Association, a national trade association based in Washington, D.C., one year overseeing government affairs activity in the southeastern United States with The Associates, and 10 years overseeing government relations activity for all 50 states and internationally with Wells Fargo & Co. Mr. Covert has also served on numerous state trade association boards over his 15 years of experience in the financial services industry. In addition, Mr. Covert currently serves on the Board of Directors for Truehealth Diagnostics, the Board of Directors for Vista Bancshares, the Advisory Board for Appterra, the Advisory Board for Equity Estates Fund II and serves in an advisory capacity for IdeaCage, a company he helped establish in 2012. Mr. Covert holds a bachelor's degree in banking and finance and a MBA from Stetson University.

Steven V. Napolitano

        Steven V. Napolitano, 56, became a director of the Company in 2014. Mr. Napolitano is a partner in the law firm of DLA Piper LLP (US) where he has practiced since 2007. Mr. Napolitano is the co-chair of the firm's U.S. private equity group. Mr. Napolitano was a member of the board of directors for NovaMed, Inc., from 1997 to 2011. Prior to joining DLA Piper, Mr. Napolitano was a partner in the law firm of Winston & Strawn LLP, from 2005 to 2007. Mr. Napolitano was a senior partner in the law firm of Katten Muchin Rosenman LLP, from 1995 to 2005. Mr. Napolitano holds a bachelor's degree in Economics from the University of Notre Dame, as well as a Juris Doctor from the Boston University School of Law.

Daniel W. Rosenberg

        Daniel W. Rosenberg, 50, became a director of the Company in 2011 and has been a Managing Director of Sterling Partners since 2006. Mr. Rosenberg is a member of Sterling's Investment Committee and co-heads the firm's healthcare practice. Mr. Rosenberg currently serves on the boards of directors of the Meritas Family of Schools The SAVO Group, Surgical Solutions and Enterprise OLS, and previously served on the boards of Centerre Healthcare, Cognitive Concepts, Foundations Recovery Network, KidsCare Dental and SterilMed. Prior to joining Sterling, Mr. Rosenberg worked at Vector Securities International and Heitman Financial. Mr. Rosenberg is a founding member, former Chairman and board member of the Illinois Venture Capital Association. Mr. Rosenberg holds a bachelor's degree from Duke University, as well as a master's degree in business administration from the Kellogg Graduate School of Management.

Gregory W. Scott

        Gregory W. Scott, 62, became a director of the Company in 2013. Prior to joining the Company, Mr. Scott was Co-President of Universal American Corporation, from 2012 to 2013, Chairman and Chief Executive Officer of APS Healthcare, from 2007 to 2012, and Executive Vice President and Chief Financial Officer of PacifiCare Health Systems, from 2001 to 2006. Mr. Scott currently serves as Chairman of the board of directors of Q-Centrix, Inc. and as Chairman of its Audit Committee, as well as serving as Immediate Past Chairman of the board of directors of the National Kidney Foundation. Mr. Scott holds a bachelor's degree in mathematical economics from Colgate University, as well as a master's degree in business administration from the University of Michigan.

Ronald L. Taylor

        Ronald L. Taylor, 72, became a director of the Company in 2011. Prior to joining the Company, Mr. Taylor co-founded and was Chief Executive Officer of DeVry Education Group. In 1973, Mr. Taylor co-founded the Keller Graduate School of Management and was its President and Chief Operating Officer from 1981 to 1987, and from 1973 to 1981, he was Vice President and Dean of the Keller Graduate School of Management. Since 2006, Mr. Taylor has served as a senior advisor to DeVry, and currently serves on their board of directors, as well as serving on the board of directors of Ross University School of Medicine and the board of directors of Ross University School of Veterinary Medicine. Mr. Taylor also serves on the board of directors of Fusion Education Group. Mr. Taylor also served on the board of trustees of Higher Learning Commission. Mr. Taylor holds a bachelor's degree in Government, with a concentration in International Relations from Harvard University, as well as a master's degree in business administration from Stanford University.

Jeffery S. Vender

        Jeffery S. Vender, 67, became a director of the Company in 2011. Prior to joining the Company, Dr. Vender served as the President of the Illinois Society of Anesthesiologists from 1994 to 1995 and the American Society of Critical Care Anesthesiologists from 1992 to 1993. Dr. Vender the Emeritus, Harris Family Foundation Chairman of Anesthesiology at NorthShore University HealthSystem and is a Clinical Professor of Anesthesiology at University of Chicago Pritzker School of Medicine. Dr. Vender also presently serves on the board of directors of Results Physiotherapy Corporation and the Wirtz Corporation. Dr. Vender was previously on the board of regents of the American College of Chest Physicians, the board of directors of NorthShore University Health System and the board of directors of Deltex Medical Group. Dr. Vender holds a bachelor's degree from Northwestern University, a doctor of medicine degree from Northwestern University Medical School as well as a master's degree in business administration from the Kellogg Graduate School of Management, where he previously served as Chair of the Kellogg Alumni Advisory Board.

Stephen M. Mengert

        Stephen M. Mengert, 66, joined the board of directors in June, 2015. Mr. Mengert has been a senior financial executive for over twenty years, most recently serving as the Chief Financial Officer (CFO) of MedSolutions, Inc. from 2006 to 2011 and as the CFO of Matria Healthcare from 2002 to 2006. Prior to this, he was a partner at Tatum CFO Partners, LLP and served as CFO of Tatum client companies in the technology and healthcare sectors. Mr. Mengert also served as Senior Vice President and CFO at both Pediatric Services of America and Rehability Corp. He currently serves on the Board of Directors of Informed Medical Decisions, Inc. Mr. Mengert holds a bachelor's degree in business administration and a master's degree in business administration from Georgia State University.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

        Our Board manages or directs our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board and three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

DIRECTOR INDEPENDENCE AND INDEPENDENCE DETERMINATIONS

        Under our Corporate Governance Guidelines and NYSE rules, a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with us or any of our subsidiaries. In addition, the director must meet the bright-line test for independence set forth by the NYSE rules.

        Our Corporate Governance Guidelines define independence in accordance with the independence definition in the current NYSE corporate governance rules for listed companies. Our Corporate Governance Guidelines require the Board to review the independence of all directors at least annually.

        In the event a director has a relationship with the Company that is relevant to his or her independence and is not addressed by the objective tests set forth in the NYSE independence definition, the Board will determine, considering all relevant facts and circumstances, whether such relationship is material.

        Our Board has affirmatively determined that each of Messrs. Scott, Taylor, Vender, Napolitano and Mengert is independent under the guidelines for director independence set forth in the Corporate Governance Guidelines and under all applicable NYSE guidelines, including with respect to committee membership. Our Board also has determined that each of Messrs. Scott, Taylor and Mengert is "independent" for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

BOARD STRUCTURE

        The Board does not have a policy on whether or not the roles of the Chief Executive Officer and Chairman should be separate. The Board evaluates relevant factors and determines the best leadership structure for the Company's operating and governance environment at the time. The Board believes that having a combined Chairman and Chief Executive Officer is the appropriate leadership structure for the Company at this time. As the Chairman and Chief Executive Officer, Mr. Hall is able to draw on his knowledge and expertise related to the Company's daily operations, the industry and competitive developments to set the agenda for the Board and ensure the appropriate focus on issues of concern to the Company. These combined roles also allow Mr. Hall present a unified message externally.

BOARD COMMITTEES AND MEETINGS

        The following table summarizes the current membership of each of the Board's committees.

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Steven Napolitano		X	X
Daniel W. Rosenberg
Gregory W. Scott	Chair		X
Ronald L. Taylor	X	Chair
Jeffery S. Vender		X
Stephen M. Mengert	X		Chair

        Messrs. Hall and Covert do not serve on any of our standing committees. All directors are expected to make every effort to attend all meetings of the Board, meetings of the committees of which they are members and the annual meeting of stockholders. During the year ended December 31, 2015, the Board held 5 meetings, the Audit Committee held 10 meetings, the Compensation Committee held 5 meetings and the Nominating and Corporate Governance Committee held 4 meetings. In 2015, all of our directors attended 100% of the meetings of the Board and committees during which he served as a member of the Board or such committee.

COMMITTEE MEMBERSHIP

Audit Committee

        Messrs. Scott, Taylor and Mengert are members of the Audit Committee who have been determined to be "independent," consistent with our Audit Committee Charter, Corporate Governance Guidelines and the NYSE listing standards applicable to boards of directors in general and audit committees in particular. Our Board also has determined that each of the members of the Audit Committee is "financially literate" within the meaning of the listing standards of the NYSE. In addition, our Board has determined that Gregory W. Scott qualifies as an "audit committee financial expert" as defined by applicable SEC regulations.

        The duties and responsibilities of the Audit Committee are set forth in its charter, which may be found at www.adhc.com under Investors: Corporate Governance: Governance Documents: Audit Committee Charter, and include among other duties and responsibilities:

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  selecting and hiring our independent auditors and approving the audit and non-audit services to be performed by our independent auditors;

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  assisting the Board of Directors in evaluating the qualifications, performance and independence of our independent auditors;

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  assisting the Board of Directors in monitoring the quality and integrity of our financial statements and our accounting and financial reporting;

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  assisting the Board of Directors in monitoring our compliance with legal and regulatory requirements;

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  reviewing the adequacy and effectiveness of our internal control over financial reporting processes;

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  assisting the Board of Directors in monitoring the performance of our internal audit function;

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  reviewing with management and our independent auditors our annual and quarterly financial statements; and

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  establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

        With respect to our reporting and disclosure matters, the responsibilities and duties of the Audit Committee include reviewing and discussing with management and the independent registered public accounting firm our annual audited financial statements prior to inclusion in our Annual Report on Form 10-K, our quarterly financial statements and other public filings in accordance with applicable rules and regulations of the SEC and the Audit Committee Charter.

        On behalf of the Board, the Audit Committee plays a key role in the oversight of our risk management policies and procedures. See "Oversight of Risk Management" below.

Compensation Committee

        Messrs. Napolitano, Taylor and Vender are members of the Compensation Committee who have been determined to be "independent" as defined by our Corporate Governance Guidelines and the NYSE listing standards applicable to boards of directors generally and compensation committees specifically.

        The duties and responsibilities of the Compensation Committee are set forth in its charter, which may be found at www.adhc.com under Investors: Corporate Governance: Governance Documents: Compensation Committee Charter, and include, among other duties and responsibilities:

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  reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating our Chief Executive Officer's performance in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed by the board of directors), determining and approving our Chief Executive Officer's compensation level based on such evaluation;

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  reviewing and approving, or making recommendations to the Board of Directors with respect to, the compensation of our other executive officers, including annual base salary, bonus, equity-based incentives and other benefits;

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  reviewing and recommending the compensation of our directors; and

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  reviewing and approving or making recommendations to the Board of Directors with respect to our equity compensation plans.

        With respect to our reporting and disclosure matters, the responsibilities and duties of the Compensation Committee include overseeing the preparation of the Compensation Discussion and Analysis, to the extent applicable, for inclusion in our annual proxy statement and Annual Report on Form 10-K in accordance with applicable rules and regulations of the SEC. The charter of the Compensation Committee permits the committee to delegate any or all of its authority to one or more subcommittees and to delegate to one or more of our officers the authority to make awards to employees other than any Section 16 officer under our incentive compensation plan or other equity-based plan, subject to compliance with the plan and the laws of our state of jurisdiction.

        The Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, the Compensation Committee has engaged Frederic W. Cook & Co. ("F.W. Cook") as its independent outside compensation consultant to provide it with objective and expert analyses, advice and information with respect to executive and director compensation. All compensation services provided by F.W. Cook are conducted under the direction or authority of the Compensation Committee. Compensation Committee has considered whether any work provided by its compensation consultant raised any conflict of interest and determined that it did not.

Nominating and Corporate Governance Committee

        Messrs. Napolitano, Scott and Mengert are members of the Nominating and Corporate Governance Committee who have been determined to be "independent" as defined by our Corporate Governance Guidelines and the NYSE listing standards.

        The duties and responsibilities of the Nominating and Corporate Governance Committee are set forth in its charter, which may be found at www.adhc.com under Investors: Corporate Governance: Governance Documents: Nominating and Corporate Governance Committee Charter, and include, among other duties and responsibilities:

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  assisting our Board of Directors in identifying prospective director nominees and recommending nominees to the Board of Directors;

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  overseeing the evaluation of the Board of Directors and management;

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  reviewing developments in corporate governance practices and developing and recommending a set of corporate governance guidelines; and

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  recommending members for each committee of our Board of Directors.

OVERSIGHT OF RISK MANAGEMENT

        The Board of Directors has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives' management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company.

        The Audit Committee reviews and assesses the Company's processes to manage financial reporting risk and to manage investment, tax, and other financial risks. It also reviews the Company's policies for risk assessment and steps management has taken to control significant risks, except those delegated by the Board to other committees. The Compensation Committee oversees compensation programs and policies and their effect on risk taking by management. In each case, management periodically reports to the Board or relevant committee, which provides guidance on risk assessment and mitigation. Each committee charged with risk oversight reports up to the Board on those matters.

EXECUTIVE SESSIONS

        Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, at least once a year, the independent directors meet in a private session that excludes management and non-independent directors. At each of these meetings, the non-management and independent directors in attendance, as applicable, will determine which member will preside at such session.

COMMITTEE CHARTERS AND CORPORATE GOVERNANCE GUIDELINES

        Our commitment to good corporate governance is reflected in our Corporate Governance Guidelines, which describe the Board's views on a wide range of governance topics. These Corporate Governance Guidelines are reviewed from time to time by the Board and, to the extent deemed appropriate in light of emerging practices, revised accordingly, upon recommendation to and approval by the Board.

        Our Corporate Governance Guidelines, our Audit, Compensation and Nominating and Corporate Governance Committee charters and other corporate governance information are available on the Corporate Governance page of the Investors section on our website at www.adhc.com. Any stockholder also may request them in print, without charge, by contacting the chief legal officer at Adeptus Health Inc., 2941 Lake Vista Drive, Lewisville, Texas 75067.

CODE OF CONDUCT

        We maintain a Code of Business Conduct and Ethics that is applicable to all of our directors, officers and employees, including our Chairman and Chief Executive Officer, Chief Financial Officer and other senior financial officers. The Code of Business Conduct and Ethics sets forth our policies and expectations on a number of topics, including conflicts of interest, compliance with laws, use of our assets and business conduct and fair dealing. This Code of Business Conduct and Ethics also satisfies the requirements for a code of ethics, as defined by Item 406 of Regulation S-K promulgated by the SEC. We will disclose within four business days any substantive changes in or waivers of the Code of Business Conduct and Ethics granted to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on our website as set forth above rather than by filing a Form 8-K. In the case of a waiver for an executive officer or a director, the required disclosure also will be made available on our website within four business days of the date of such waiver.

        The Code of Business Conduct and Ethics may be found on our website at www.adhc.com under Investors: Corporate Governance: Governance Documents: Code of Business Conduct and Ethics.

DIRECTOR NOMINATION PROCESS

        The Nominating and Corporate Governance Committee weighs the characteristics, experience, independence and skills of potential candidates for election to the Board and recommends nominees for director to the Board for election. In considering candidates for the Board, the Nominating and Corporate Governance Committee also assesses the size, composition and combined expertise of the Board. As the application of these factors involves the exercise of judgment, the Nominating and Corporate Governance Committee does not have a standard set of fixed qualifications that is applicable to all director candidates, although the Nominating and Corporate Governance Committee does at a minimum assess each candidate's strength of character, judgment, industry knowledge or experience, his or her ability to work collegially with the other members of the Board and his or her ability to satisfy any applicable legal requirements or listing standards. In addition, although the Board considers diversity of viewpoints, background and experiences, the Board does not have a formal diversity policy. In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders and other sources, including third-party recommendations. The Nominating and Corporate Governance Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The Nominating and Corporate Governance Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral. When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board's effectiveness.

        In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

        Each of Messrs. Hosler and Rosenberg were recommended by Sterling Partners as director nominees pursuant to the stockholders' agreement described below under "Transactions with Related Persons." Each of Messrs. Napolitano, Scott, Taylor and Vender were recommended by Sterling Partners and our management, with consultation from a third-party search firm.

        When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the Board member's biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. In particular, the members of our Board of Directors considered the following important characteristics:

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  Mr. Hall—Mr. Hall was selected to serve on our Board of Directors because of the perspective and experience he brings as our Chief Executive Officer and his extensive background and leadership in the healthcare industry.

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  Richard Covert—Mr. Covert was selected to serve on our Board of Directors because of his vast knowledge and experience with the Company, our business and the industry having co-founded the Company and having served as Chief Executive Officer of First Choice ER LLC.

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  Steven V. Napolitano—Mr. Napolitano was selected to serve on our Board of Directors because of his extensive legal and leadership experience and his experience as a member of the board of directors of NovaMed, Inc.

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  Mr. Gregory W. Scott—Mr. Scott was selected to serve on our Board of Directors because of his extensive healthcare industry and financial expertise and experience as a member of the board of directors of other companies.

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  Mr. Daniel W. Rosenberg—Mr. Rosenberg was selected to serve on our Board of Directors because of his investment expertise, healthcare industry experience and experience as a member of the board of directors of other companies.

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  Ronald L. Taylor—Mr. Taylor was selected to serve on our Board of Directors because of his extensive leadership experience and his experience as a member of the board of directors of other companies.

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  Jeffery S. Vender—Dr. Vender was selected to serve on our Board of Directors because of his extensive healthcare industry expertise and his experience as a member of the board of directors of other companies.

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  Stephen M. Mengert—Mr. Mengert was selected to serve on our Board of Directors because of his extensive leadership experience and his experience as a member of the board of directors of other companies.

        This process resulted in the Board's nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the upcoming Annual Meeting.

        The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. Any recommendation submitted to the Secretary of the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the chief legal officer, at Adeptus Health Inc., 2941 Lake Vista Drive, Lewisville, Texas 75067. All recommendations for nomination received by the chief legal officer that satisfy our by-law requirements relating to such director nominations will be presented to the Nominating and Corporate Governance Committee for its consideration. Stockholders also must satisfy the notification, timeliness, consent and information requirements set forth in our by-laws. These requirements are also described under the caption "Stockholder Proposals for the 2016 Annual Meeting."

COMMUNICATIONS WITH THE BOARD

        As described in the Corporate Governance Guidelines, stockholders and other interested parties who wish to communicate with a member or members of the Board, including the chairperson of the Audit, Compensation or Nominating and Corporate Governance Committees or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the chief legal officer of the Company, at Adeptus Health Inc., 2941 Lake Vista Drive, Lewisville, Texas 75067, who will forward such communication to the appropriate party.

COMPENSATION OF DIRECTORS

        The following table provides information on the compensation of our non-employee directors for the year ended December 31, 2015:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Richard Covert	$50,000	$75,000	—	$125,000
Daniel Hosler	$25,000	$37,500	—	$62,500
Steven V. Napolitano	$50,000	$75,000	—	$125,000
Daniel W. Rosenberg	$60,000	$75,000	—	$135,000
Gregory W. Scott	$65,000	$75,000	—	$140,000
Ronald L. Taylor	$55,000	$75,000	—	$130,000
Jeffery S. Vender	$50,000	$75,000	—	$125,000
Stephen M. Mengert	$30,000	$37,500	—	$67,500

(1)
Amount represents the aggregate grant date fair value of the shares of restricted stock computed in accordance with FASB ASC Topic 718.

        As of December 31, 2015, our non-employee directors held (1) unvested shares of restricted Class A common stock and (2) unvested LLC Units (and a corresponding number of Class B common stock) in the following amounts:

Name	Unvested LLC Units (#)	Unvested Restricted Stock (#)
Richard Covert	—	812
Daniel Hosler	—	—
Steven V. Napolitano	—	812
Daniel W. Rosenberg	—	812
Gregory W. Scott	11,333	812
Ronald L. Taylor	—	812
Jeffery S. Vender	2,158	812
Stephen M. Mengert	—	401

Narrative to Director Compensation Table

        We do not pay our directors who are employed by us any compensation for their service as directors.

        For 2015, each non-employee director (including directors employed by our Sponsor) was entitled to annual compensation as follows:

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  Cash retainer of $50,000, payable quarterly;

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  Additional cash retainer payable quarterly for serving as the chairperson of a committee as follows:

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  The chairperson of the Audit Committee receives an additional $15,000 annually; and

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  The chairperson of each of the Compensation Committee and the Nominating and Corporate Governance Committee receive an additional $10,000 annually; and

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  Equity award of $75,000 payable annually in the form of restricted stock, which vests in full one year from the date of grant.

        Mr. Mengert was appointed to our board of directors in June 2015. As such, his cash and equity compensation was prorated for the period from June 2015 through December 31, 2015.

        Our directors are not paid any fees for attending meetings, however, we may reimburse our directors for any reasonable expenses incurred by them in connection with services provided in such capacity.

EXECUTIVE OFFICERS OF THE COMPANY

        Set forth below is certain information regarding each of our current executive officers as of March 24, 2016, other than Mr. Hall whose biographical information is presented under "Nominees for Election to the Board of Directors in 2016."

Graham B. Cherrington

        Graham B. Cherrington, 53, became the President and Chief Operating Officer of the Company in February 2015. Mr. Cherrington joined the Company as Chief Operating Officer in 2012. Prior to joining the Company, Mr. Cherrington was Chief Operating Officer of WellNow Urgent Care, a private equity backed start-up, from its inception in 2011 to 2012, Executive Vice President of Operations of NovaMed, Inc., from 2007 to 2011, and Senior Vice President of Operations of Matria Healthcare, Inc., from November 2002 to March 2007. In addition Mr. Cherrington has served in various operating and business development roles with leading financial services and healthcare companies, including PepsiCo and Accenture (formerly Anderson Consulting). Mr. Cherrington holds a bachelor's degree in business administration from University of Illinois, as well as a master's degree in business administration, with a concentration in finance, from University of Florida.

Timothy L. Fielding

        Timothy L. Fielding, 55, became the Chief Financial Officer of the Company in 2013. Prior to joining the Company, Mr. Fielding was Chief Financial Officer of Pacific Interpreters, Inc., from 2012 to 2013, Chief Financial Officer of Solis Women's Health, from 2010 to 2012, and Chief Financial Officer of Snelling Staffing, from 2008 to 2010. Previously, Mr. Fielding was the Chief Accounting Officer of Wyndham International, from 2005 to 2006, and Senior Manager of KPMG LLP, from 1988 to 1993. Mr. Fielding holds a bachelor's degree in business administration from Sam Houston State University, as well as a master's degree in accounting from Sam Houston State University.

Andrew Jordan

        Andrew Jordan, 52, became the Chief Marketing Officer of the Company in June 2012. Prior to joining the Company, Mr. Jordan was a marketing consultant through a company he founded, from 2010 to 2012 and from 2005 to 2007. Mr. Jordan previously was a Senior Vice President of Marketing for T.G.I. Friday's, Inc., from 2007 to 2009, Chief Marketing Officer of Wyndham International, from 1998 to 2005, and President of Club Med, from 1996 to 1998. Mr. Jordan was also a Grand Brand Manager for The Coca-Cola Company, as well as working at various advertising agencies in New York. Mr. Jordan holds a bachelor's degree in advertising from University of Texas, as well as a master's degree in business administration from New York University.

Traci Bowen

        Traci Bowen, 53, became the Senior Vice President of Human Resources of the Company in 2015. Ms. Bowen joined the Company as Vice President of Human Resources in 2011. Prior to joining the Company, Ms. Bowen was Vice President of Cochlear Americas, a division of Cochlear Ltd., from 2005 to 2011, and Director of Human Resources for the Broadcast Communications Division of the Harris Corporation, from 1999 to 2005. Ms. Bowen previously served on the board of directors of the Colorado Visiting Nurse Association. Ms. Bowen holds a bachelor's degree in business administration from Texas A&M University.

 PROPOSAL NO. 2—APPROVAL OF THE ADEPTUS HEALTH INC. STOCK PURCHASE PLAN

        At the Annual Meeting, the Company's stockholders will be presented with a proposal to approve the Adeptus Health Inc. Stock Purchase Plan (the "Stock Purchase Plan").

        On April 12, 2016, the Board of Directors, upon recommendation by the Compensation Committee, approved the Stock Purchase Plan to become effective as set forth in the Stock Purchase Plan, subject to the approval by the Company's stockholders at the Annual Meeting. In order for the Stock Purchase Plan to take effect, it must be approved by the Company's stockholders.

        The text of the Stock Purchase Plan is attached hereto as Appendix A to this Proxy Statement. The following summary is qualified in all respects by reference to Appendix A.

Purpose of the Stock Purchase Plan

        The purpose of the Stock Purchase Plan is to afford eligible employees (also referred to as a "participant") an opportunity to obtain a proprietary interest in the continued growth and prosperity of the Company through purchase of its common stock. The Company does not intend for the Stock Purchase Plan to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Stock Purchase Plan authorizes the grant of options that do not satisfy the requirements of Section 423 of the Code. However, in most respects, the Company intends that the Stock Purchase Plan be operated and administered for the benefit of the Stock Purchase Plan participants in a manner similar to that of a plan subject to Section 423 of the Code.

        The Company believes that providing the opportunity for employees to acquire an equity interest in the Company through participation in broad-based employee stock purchase plans, such as the proposed Stock Purchase Plan, is beneficial to both the Company and its employees by providing an important incentive to current employees while also assisting the Company in attracting new employees. An aggregate of 285,336 shares of Class A common stock may be issued under the Stock Purchase Plan.

Administration

        The Stock Purchase Plan will be administered by the Compensation Committee, a designated sub-committee thereof, or the person or entity delegated by the Board of Directors the responsibility of administering the Stock Purchase Plan (the "Committee"). The Committee will not receive any compensation from the assets of the Stock Purchase Plan. The Committee is authorized to construe and interpret the Stock Purchase Plan, to define the terms used in the Stock Purchase Plan, to determine eligibility for participation and benefits, to prescribe, amend and rescind rules and regulations for its administration and to take any other necessary action in relation to the Stock Purchase Plan.

Eligibility

        In general, all employees of the Company and those subsidiaries and affiliates of the Company that may be designated by the Compensation Committee to participate in the Stock Purchase Plan (a "Participating Company") are eligible to participate in the Stock Purchase Plan. As of the Record Date, there were approximately, 2,900 employees who would be eligible to participate in the Stock Purchase Plan. However, any employee who would own more than five percent (5%) of the Class A common stock of the Company immediately after the stock purchase opportunity is granted to them under the Stock Purchase Plan is not eligible to participate. If this proposal is approved by the Company's stockholders, Adeptus Health Inc., AGH Laveen LLC, First Choice ER, LLC, First Texas Hospital Carrollton LLC, Ochsner Health Partners Hospital LLC, UCHealth Broomfield Hospital LLC

and UC Health Colorado Springs Hospital LLC will be Participating Companies on July 1, 2016. In addition, any other subsidiary or affiliate of the Company shall be deemed to be a Participating Company when its employees are paid on the Company's payroll.

Offering Periods

        Participation in the Stock Purchase Plan is completely voluntary. The Stock Purchase Plan permits participants to purchase shares of the Company's Class A common stock by electing to exercise purchase rights to purchase shares of such Class A common stock. These purchase rights are offered through a series of successive three (3) month offering periods that generally commence on January 1, April 1, July 1 and October 1 of each calendar year. The Committee may, however, determine a different starting date or duration for an offering period. Additionally, the Board of Directors may, in its sole discretion, suspend an employee's payroll deductions under the Stock Purchase Plan or exclude an employee from Stock Purchase Plan participation in an offering period as the Board of Directors deems advisable as necessary or appropriate to comply with applicable law or to comply with the Company's securities trading policies.

Exercise of Purchase Right

        In order to exercise a purchase right and purchase shares of the Company's Class A common stock under the Stock Purchase Plan, participants must elect to contribute amounts ranging from 1% to 20% of their "compensation" (as defined in the Stock Purchase Plan), provided that no participant may contribute more than $10,000 in a calendar year. Contributions generally occur through payroll withholdings from the participant's salary or wages. An employee may elect to participate by enrolling in the Stock Purchase Plan, in accordance with procedures established by the Committee, during an enrollment period. Once an eligible employee is enrolled in the Stock Purchase Plan, such eligible employee will continue to participate in the Stock Purchase Plan for each successive offering period until he or she terminates his participation. Purchases of Class A common stock by participants are made at the end of each purchase period as determined by the Committee without any further action on the part of the participant.

Purchase Price

        The price at which shares of Class A common stock may be purchased is generally equal to 85% of the fair market value of a share of the Company's Class A common stock on the first or last day of the applicable Offering Period, whichever is lower. For these purposes, the fair market value of a share of the Company's Class A common stock on a given date is the closing sales price of a share of Class A common stock as reported on the New York Stock Exchange. On April 12, 2016, the closing price for the Company's Class A common stock was $53.04 per share.

Maximum Amount of Purchases

        Because the Stock Purchase Plan is not intended to qualify as an "employee stock purchase plan" under Code Section 423, there is no maximum fair market value of Class A common stock that an eligible employee may purchase under the Stock Purchase Plan in any calendar year, although the terms of the Stock Purchase Plan limit what an eligible employee may contribute through payroll deductions.

Cessation of Employment

        If a participant ceases to be employed by the Company or a Participating Company for any reason or ceases to be an eligible employee during a purchase period, then the participant's rights under the Stock Purchase Plan shall, subject to local law, immediately terminate, and the Company will refund to the employee, or the employee's personal representative, the full amount of all withholdings without interest or with interest where required by law. An employee may not transfer a purchase right other than by will or the laws of descent and distribution, and during an employee's lifetime, a purchase right is exercisable only by the employee. To the extent no purchase is made, no Class A Common Stock will have issued and there will be no effect on the available share pool.

Change in Control

        If a change in control (as defined in the Adeptus Health Inc. 2014 Omnibus Incentive Plan) occurs, the acquirer may assume the Company's obligations under the Stock Purchase Plan. If the acquirer does not assume the Company's obligations with regard to any then-outstanding purchase rights, the purchase date for the offering then in effect will be accelerated and will occur before the change in control occurs. All purchase rights that are not exercised as of the change in control or assumed by the acquirer will terminate as of the date of the change in control.

Adjustments for Changes in Stock

        If a change in the Company's stock occurs (e.g., stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company), or in the event of any merger, sale of assets or other reorganization in which the Company is a party, appropriate adjustments will be made to the number and class of shares of stock subject to the Stock Purchase Plan and to each outstanding purchase right, as well as to the purchase price of shares under an outstanding purchase right.

Rights as Stockholder

        A participant in the Stock Purchase Plan will not be deemed to be a stockholder and will not have any of the rights or privileges of a stockholder by virtue of participation in the Stock Purchase Plan until a purchase right has been exercised and the certificate for the Class A shares of stock purchased pursuant to the exercise has been issued. No adjustments will be made for dividends, distributions or other rights in respect of shares for which the record date is before the date the relevant share certificate is issued.

Nontransferability

        Purchase rights granted under the plan are not transferable other than by will or the laws of descent and distribution. The purchase rights are exercisable only by the participant during the lifetime of the participant.

Amendment, Modification and Termination

        If this proposal is approved by the Company's stockholders at the Annual Meeting, the Board of Directors may at any time amend, modify or terminate the Stock Purchase Plan; provided, however, that no participant's existing rights may be adversely affected by any such amendment, modification or termination, except where necessary to comply with applicable law, stock exchange rules or accounting rules.

        If this proposal is approved by the Company's stockholders at the Annual Meeting, the Stock Purchase Plan will terminate when the shares approved for issuance under the Stock Purchase Plan are exhausted, and the Company's stockholders do not vote to increase the number of shares available, or at such other date as determined by the Board of Directors.

        The Stock Purchase Plan will remain in effect until the earlier of its termination by the Board of Directors or the date on which all shares of Class A common stock available for issuance have been issued.

New Plan Benefits

        Each eligible employee may elect whether to participate in the Stock Purchase Plan and the extent to which he or she will participate. It is, therefore, not possible to determine the benefit or amounts that will be received in the future (or the benefits that would have been received had the Stock Purchase Plan been in effect during 2015) by individual employees or groups of employees under the Stock Purchase Plan. No purchase rights have yet been granted, and no shares have been issued, with respect to the 285,336 shares of Class A common stock reserved for issuance under the Stock Purchase Plan.

No Other Rights Conferred to Employees

        Nothing in the Stock Purchase Plan shall be construed to be a contract of employment between the Company or any Participating Company and any employee or any group or category of employees (whether for a definite or specific duration or otherwise), or to prevent the Company or the employer of any participant from terminating any employee's employment at any time, in accordance with applicable local law. Nothing in the Stock Purchase Plan shall be construed as conferring to any employee any right to participate in any other benefit plan sponsored by the Company or any subsidiary or affiliate of the Company, or to any compensation in the event the Stock Purchase Plan ends or the Company terminates the Stock Purchase Plan.

Income Tax Consequences

        Each participant in the Stock Purchase Plan should consult a tax advisor regarding the tax consequences of participating in the Stock Purchase Plan.

        The following summary is intended only as a general guide to the United States federal income tax consequences under current law of participation in the Stock Purchase Plan for U.S. participants and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

        The Stock Purchase Plan is not intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Therefore, while there are generally no tax consequences to a participant upon being granted a purchase right, a participant will recognize ordinary compensation income on the purchase date in an amount equal to the excess of the fair market value of the shares on the purchase date over the purchase price. Such ordinary compensation income is subject to applicable income and employment tax withholding.

        Upon disposition of shares acquired under the Stock Purchase Plan, the participant will recognize a capital gain or loss depending on whether the fair market value of the shares on the purchase date was more or less than the sales price on the date of disposition. A capital gain or loss will be treated as long-term capital gain if the participant holds the shares for more than twelve months and short-term capital gain if the participant holds the shares for twelve months or less.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE ADEPTUS HEALTH INC. STOCK PURCHASE PLAN.

PROPOSAL NO. 3—APPROVAL OF THE AMENDED AND RESTATED ADEPTUS HEALTH INC. 2014 OMNIBUS INCENTIVE PLAN

        The Adeptus Health Inc. 2014 Omnibus Incentive Plan (the "Omnibus Plan") was originally adopted effective June 23, 2014. On April 12, 2016, the Board of Directors authorized and approved an amendment and restatement of the Omnibus Plan (as amended and restated, the "Amended and Restated Omnibus Plan"), the effectiveness of which is subject to stockholders approving this Proposal No. 3. The principal purpose of the amendment and restatement is to: (i) increase the annual award limit to non-employee director participants in the Amended and Restated Omnibus Plan from $150,000 to $300,000 (in each case, calculated together with any cash fees paid to such non-employee director in the same fiscal year); (ii) provide that negative discretion may only be applied to cash-based performance compensation awards; and (iii) add other cash-based awards as a type of award that may be granted under the Amended and Restated Omnibus Plan. Except as described above, we are not seeking to make any other changes to the terms of the Omnibus Plan other than certain other technical updates, changes and clarifications to better conform with current practices.

        In addition, in order to allow for certain awards under the Amended and Restated Plan to qualify as tax-deductible "performance-based compensation" within the meaning of Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the Company is seeking stockholder approval of the material terms of the performance goals that may be utilized for purposes of determining performance awards that may be granted under the Amended and Restated Omnibus Plan. The material terms include the employees eligible under the Amended and Restated Omnibus Plan, the business criteria on which performance goals are based and the maximum amount of compensation payable under the Amended and Restated Omnibus Plan to any one employee during a specified period.

        The Board of Directors believes that it is in the best interests of the Company and its stockholders for the Company to provide the Amended and Restated Omnibus Plan under which compensation awards made to executive officers can be deducted by the Company for federal income tax purposes. The Board of Directors and the Compensation Committee (defined below) believe that performance-based awards are vital to the interests of the Company and its stockholders as such awards play an important role in attracting and motivating employees as well as rewarding achievement of annual goals important to the Company's near- and long-term financial and strategic success.

        If the Amended and Restated Omnibus Plan is approved by stockholders at the 2016 Annual Meeting, it will become immediately effective as of the date of the 2016 Annual Meeting. If stockholders do not approve the Amended and Restated Plan, the Omnibus Plan will continue in effect.

        The following is a summary of the Amended and Restated Omnibus Plan. For a more complete understanding of the Amended and Restated Omnibus Plan, please refer to the entire text of the Amended and Restated Omnibus Plan, which is attached to this Proxy Statement as Appendix B.

Summary of the Amended and Restated Omnibus Plan

  Purpose

        The purpose of our Amended and Restated Omnibus Plan is to provide a means through which to attract and retain key personnel and to provide a means whereby our directors, officers, employees, consultants and advisors can acquire and maintain an equity interest in us, or be paid incentive compensation, including incentive compensation measured by reference to the value of our Class A common stock (or "common stock"), thereby strengthening their commitment to our welfare and aligning their interests with those of our stockholders.

  Administration

        Our Amended and Restated Omnibus Plan will be administered by our compensation committee, or a subcommittee thereof, or, if no such committee or subcommittee exists, our board of directors (as applicable, the "Committee"). The Committee is authorized to designate participants in and determine the terms and conditions of awards under the Amended and Restated Omnibus Plan; interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in our Amended and Restated Omnibus Plan and any instrument or agreement relating to, or any award granted under, our Amended and Restated Omnibus Plan; establish, amend, suspend, or waive any rules and regulations; and make any other determination and take any other action that the Committee deems necessary or desirable for the administration of our Amended and Restated Omnibus Plan. Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which our securities are listed or traded and, except for grants of awards to certain of our directors and executive officers, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Unless otherwise expressly provided in our Amended and Restated Omnibus Plan, all designations, determinations, interpretations, and other decisions under or with respect to our Amended and Restated Omnibus Plan or any award or any documents evidencing awards granted pursuant to our Amended and Restated Omnibus Plan are within the sole discretion of the Committee, may be made at any time and are final, conclusive and binding upon all persons or entities, including, without limitation, us, any participant, any holder or beneficiary of any award, and any of our stockholders.

  Eligibility

        The Committee may grant awards under the Amended and Restated Omnibus Plan to employees, directors, officers, consultants and advisors of the Company or its affiliates who are selected by the Committee to participate in the Amended and Restated Omnibus Plan. As of the Record Date, there were approximately 2,900 employees and seven non-employee directors who would be eligible to receive awards under the Amended and Restated Omnibus Plan.

  Shares Subject to our Amended and Restated Omnibus Plan

        Our Amended and Restated Omnibus Plan provides that the total number of shares of common stock that may be issued under our Amended and Restated Omnibus Plan is 1,033,500 (the "Share Reserve"). Of this amount, the maximum number of shares that may be issued in the aggregate pursuant to the exercise of incentive stock options is equal to the Share Reserve; the maximum number of shares for which options or stock appreciation rights may be granted to any individual participant during any single fiscal year is 70,200; the maximum number of shares for which performance compensation awards (intended to qualify as "performance-based" compensation under Section 162(m)) denominated in shares may be granted to any individual participant in respect of a single fiscal year is 100,000 (or if any such awards are settled in cash, the maximum amount may not exceed the fair market value of such shares on the last day of the performance period to which such award relates); the maximum number of shares of common stock granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, shall not exceed $300,000 in total value; and the maximum amount that may be paid to any individual participant for a single fiscal year under a performance compensation award (intended to qualify as "performance-based" compensation under Section 162(m)) denominated in cash is $3,000,000. Except for substitute awards (as described below), in the event any award terminates, lapses, or is settled without the payment of the full number of shares subject to such award, including as a result of net settlement of the award or as a result of the award being settled in cash, the undelivered shares may be granted again under our Amended and Restated Omnibus Plan, unless the shares are surrendered after the termination of our Amended and Restated Omnibus Plan, and only if stockholder approval is not required under the then-applicable rules of the exchange on which the shares of common stock are listed. Awards may, in the sole discretion of the Committee, be granted in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by us or with which we combine (referred to as "substitute awards"), and such substitute awards shall not be counted against the total number of shares that may be issued under our Amended and Restated Omnibus Plan, except that substitute awards intended to qualify as "incentive stock options" shall count against the limit on incentive stock options described above. No award may be granted under our Amended and Restated Omnibus Plan after the tenth anniversary of the effective date (as defined therein), but awards theretofore granted may extend beyond that date.

  Options

        The Committee may grant non-qualified stock options and incentive stock options, under our Amended and Restated Omnibus Plan, with terms and conditions determined by the Committee that are not inconsistent with our Amended and Restated Omnibus Plan; provided, that all stock options granted under our Amended and Restated Omnibus Plan are required to have a per share exercise price that is not less than 100% of the fair market value of our common stock underlying such stock options on the date such stock options are granted (other than in the case of options that are substitute awards), and all stock options that are intended to qualify as incentive stock options must be granted pursuant to an award agreement expressly stating that the options are intended to qualify as an incentive stock options, and will be subject to the terms and conditions that comply with the rules as may be prescribed by Section 422 of the Code. The maximum term for stock options granted under our Amended and Restated Omnibus Plan will be ten years from the initial date of grant, or with respect to any stock options intended to qualify as incentive stock options, such shorter period as prescribed by Section 422 of the Code. However, if a non-qualified stock option would expire at a time when trading of shares of common stock is prohibited by our insider trading policy (or "blackout period" imposed by us), the term will automatically be extended to the 30th day following the end of such period. The purchase price for the shares as to which a stock option is exercised may be paid to us, to the extent permitted by law (i) in cash or its equivalent at the time the stock option is exercised; (ii) in shares having a fair market value equal to the aggregate exercise price for the shares being purchased and satisfying any requirements that may be imposed by the Committee; or (iii) by such other method as the Committee may permit in its sole discretion, including, without limitation, (A) in other property having a fair market value on the date of exercise equal to the purchase price, (B) if there is a public market for the shares at such time, through the delivery of irrevocable instructions to a broker to sell the shares being acquired upon the exercise of the stock option and to deliver to us the amount of the proceeds of such sale equal to the aggregate exercise price for the shares being purchased or (C) through a "net exercise" procedure effected by withholding the minimum number of shares needed to pay the exercise price. Any fractional shares of common stock will be settled in cash. As of April 12, 2016, the closing price for the Company's Class A common stock was $53.04 per share.

  Stock Appreciation Rights

        The Committee may grant stock appreciation rights, with terms and conditions determined by the Committee that are not inconsistent with our Amended and Restated Omnibus Plan. Generally, each stock appreciation right will entitle the participant upon exercise to an amount (in cash, shares or a combination of cash and shares, as determined by the Committee) equal to the product of (i) the excess of (A) the fair market value on the exercise date of one share of common stock, over (B) the strike price per share, times (ii) the number of shares of common stock covered by the stock appreciation right. The strike price per share of a stock appreciation right will be determined by the Committee at the time of grant but in no event may such amount be less than the fair market value of a share of common stock on the date the stock appreciation right is granted (other than in the case of stock appreciation rights granted in substitution of previously granted awards).

  Restricted Shares and Restricted Stock Units

        The Committee may grant restricted shares of our common stock or restricted stock units, representing the right to receive, upon the expiration of the applicable restricted period, one share of common stock for each restricted stock unit, or, in its sole discretion of the Committee, the cash value thereof (or any combination thereof). As to restricted shares of our common stock, subject to the other provisions of our Amended and Restated Omnibus Plan, the holder will generally have the rights and privileges of a stockholder as to such restricted shares of common stock, including, without limitation, the right to vote such restricted shares of common stock (except, that if the lapsing of restrictions with respect to such restricted shares of common stock is contingent on satisfaction of performance conditions other than or in addition to the passage of time, any dividends payable on such restricted shares of common stock will be retained, and delivered without interest to the holder of such shares when the restrictions on such shares lapse). A holder will have no rights or privileges of a stockholder as to restricted stock units.

  Other Equity-Based Awards and Other Cash-Based Awards

        The Committee may grant other equity-based awards, that are payable by delivery of our common stock or measured by reference to the value of our common stock, and other cash-based awards, that are denominated and/or payable in cash, to participants, along or in tandem with other awards, in such amounts and dependent on such conditions as the Committee may determine from time to time in its discretion.

  Performance Compensation Awards

        The Committee may also (but is not required to) designate any award as a "performance compensation award" intended to qualify as "performance-based compensation" under Section 162(m) of the Code. The Committee has sole discretion to select the length of any applicable performance periods, the types of performance compensation awards to be issued, the applicable performance criteria and performance goals, and the kinds and/or levels of performance goals that are to apply. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a performance period (or, within any other maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the performance criteria it selects to use for such performance period.

        The performance criteria that will be used to establish the performance goals are limited to the following, which may be determined in accordance with generally accepted accounting principles ("GAAP") or on a non-GAAP basis: (i) net earnings, net income (before or after taxes) or consolidated net income; (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, capital, employed capital, invested capital, equity, or sales); (vii) cash flow measures (including, but not limited to, operating cash flow, free cash flow, or cash flow return on capital), which may but are not required to be measured on a per share basis; (viii) actual or adjusted earnings before or after interest, taxes, depreciation and/or amortization without or without adjustment for specified items (including EBIT, EBITDA and adjusted EBITDA); (ix) gross or net operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total stockholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) operating efficiency; (xiv) objective measures of customer/client satisfaction; (xv) working capital targets; (xvi) measures of economic value added or other 'value creation' metrics;

(xvii) enterprise value; (xviii) sales; (xix) stockholder return; (xx) customer/client retention; (xxi) competitive market metrics; (xxii) employee retention; (xxiii) objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, dispositions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxiv) comparisons of continuing operations to other operations; (xxv) market share; (xxvi) cost of capital, debt leverage year-end cash position or book value; (xxvii) strategic objectives; or (xxviii) any combination of the foregoing. Any one or more of the performance criteria may be stated as a percentage of another performance criteria, or used on an absolute or relative basis to measure the performance of the Company and/or one or more affiliates as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above performance criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices.

        Following the completion of a performance period, the Committee will review and certify in writing whether, and to what extent, the performance goals for the performance period have been achieved and, if so, calculate and certify in writing that amount of the performance compensation awards earned for the period based upon the achievement of the performance goals. The Committee will then determine the amount of each participant's performance compensation award actually payable for the performance period and, in so doing, may, through the use of negative discretion, reduce or eliminate the amount of the performance compensation award that is an other cash-based award earned.

  Effect of Certain Events on Amended and Restated Omnibus Plan and Awards

        Except with respect to other cash-based awards, in the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of common stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of our shares of common stock or other securities, issuance of warrants or other rights to acquire our shares of common stock or other securities, or other similar corporate transaction or event (including, without limitation, a change in control, as defined in our Amended and Restated Omnibus Plan) that affects the shares of common stock, or (b) unusual or nonrecurring events affecting us or any affiliate, including changes in applicable rules, rulings, regulations or other requirements that the Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, participants, the Committee will make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of: (A) the share limits applicable under our Amended and Restated Omnibus Plan with respect to the number of awards which may be granted thereunder; (B) the number of our shares of common stock or other securities which may be issued in respect of awards or with respect to which awards may be granted under our Amended and Restated Omnibus Plan and (C) the terms of any outstanding award, including, without limitation, (1) the number of shares of common stock or other securities subject to outstanding awards or to which outstanding awards relate, (2) the exercise price or strike price with respect to any award or (3) any applicable performance measures; provided that in the case of any "equity restructuring" (within the meaning of FASB ASC Topic 718), the Committee will make an equitable or proportionate adjustment to outstanding awards to reflect such equity restructuring.

        Except with respect to other cash-based awards, in connection with any change in control of us, the Committee may, in its sole discretion, provide for any one or more of the following: (A) substitution or assumption of awards, or, to the extent that the surviving entity (or affiliate thereof)

of such change in control is unwilling to permit the substitution or assumption of awards, full acceleration of vesting of any time-vested awards, and acceleration of any performance-vested awards based on actual performance through the date of such change in control, or in lieu of such acceleration for awards subject to exercise, providing for a period of time for participants to exercise outstanding awards prior to the occurrence of such change in control; (B) cancellation of any one or more outstanding awards and payment to holders of such awards that are vested as of such cancellation (including any awards that would vest as a result of the occurrence of such event but for such cancellation or for which vesting is accelerated by the Committee in connection with such event) the value of such awards, if any, as determined by the Committee (which value, if applicable, may be based upon the price per share of common stock received or to be received by other holders of our stock in such event), including, without limitation, in the case of options and stock appreciation rights, a cash payment equal to the excess, if any, of the fair market value of the shares of common stock subject to the option or stock appreciation right over the aggregate exercise price or strike price thereof; and (C) subject to limitations or reductions necessary to comply with Section 409A of the Internal Revenue Code, conversion or replacement of any award that is not vested as of the occurrence of such event into or with the right to receive a payment based on the value of an award, which is subject to continued vesting on the same basis as the vesting requirements applicable to such converted or replaced award. Any adjustments made under this provision of the Amended and Restated Omnibus Plan may provide for elimination of any fractional share that might otherwise become subject to an award.

  Nontransferability of Awards

        An award will not be transferable or assignable by a participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against us or any affiliate. However, the Committee may, in its sole discretion, permit awards (other than incentive stock options) to be transferred, including transfer to a participant's family members, any trust established solely for the benefit of a participant or such participant's family members, any partnership or limited liability company of which a participant, or such participant and such participant's family members, are the sole member(s), and a beneficiary to whom donations are eligible to be treated as "charitable contributions" for tax purposes.

  Amendment and Termination

        Our board of directors may amend, alter, suspend, discontinue, or terminate our Amended and Restated Omnibus Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination may be made without stockholder approval if (i) such approval is necessary to comply with any regulatory requirement applicable to our Amended and Restated Omnibus Plan or for changes in GAAP to new accounting standards; (ii) it would materially increase the number of securities which may be issued under our Amended and Restated Omnibus Plan (except for adjustments in connection with certain corporate events) or (iii) it would materially modify the requirements for participation in our Amended and Restated Omnibus Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any award shall not to that extent be effective without such individual's consent.

        The Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award granted or the associated award agreement, prospectively or retroactively, subject to the consent of the affected participant if any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination would materially and adversely affect the rights of any participant with respect to such award; provided that without stockholder approval, except as otherwise permitted in our Amended and Restated Omnibus Plan, (i) no amendment or modification may reduce the exercise price of any option or the strike price of any stock appreciation right; (ii) the Committee may not cancel any outstanding option or stock appreciation right and replace it with a new option or stock appreciation right (with a lower exercise price or strike price, as the case may be) or other award or cash payment that is greater than the value of the cancelled option or stock appreciation right and (iii) the Committee may not take any other action which is considered a "repricing" for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which our securities are listed or quoted.

  Dividends and Dividend Equivalents

        The Committee in its sole discretion may provide part of an award with dividends or dividend equivalents, on such terms and conditions as may be determined by the Committee in its sole discretion; provided, that no dividends or dividend equivalents shall be payable in respect of outstanding (i) options or stock appreciation rights or (ii) unearned performance compensation awards or other unearned awards subject to performance conditions (other than or in addition to the passage of time) (although dividends or dividend equivalents may be accumulated in respect of unearned awards and paid after such awards are earned and become payable or distributable).

  Clawback/Forfeiture

        An award agreement may provide that the Committee may in its sole discretion cancel such award or that any gain realized on the vesting or exercise of an award be forfeited or repaid to the Company if the participant, while employed by or providing services to us or any affiliate or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise has engaged in or engages in other detrimental activity that is in conflict with or adverse to our interests or the interests of any affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. Without limiting the foregoing, all awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law.

Federal Income Tax Consequences Relating to Awards Granted pursuant to the Amended and Restated Omnibus Plan

        The following summary briefly describes current U.S. federal income tax consequences of rights under the Amended and Restated Omnibus Plan. The summary is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, however, and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the Amended and Restated Omnibus Plan are encouraged to consult with their own professional tax advisors concerning tax aspects of rights under the Amended and Restated Omnibus Plan and should be aware that tax laws may change at any time.

  Stock Options

        An employee to whom an incentive stock option (or "ISO") that qualifies under section 422 of the Code is granted generally will not recognize income at the time of grant or exercise of such option (although special alternative minimum tax rules may apply to the employee upon option exercise). No federal income tax deduction will be allowable to the Company upon the grant or exercise of such ISO.

        When the employee sells shares of common stock acquired through the exercise of an ISO more than one year after the date of transfer of such shares and more than two years after the date of grant of such ISO, the employee will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale prices of such shares and the option exercise price, for which the Company is not entitled to a federal income tax deduction. If the employee does not hold such shares for this period, when the employee sells such shares, the employee will recognize ordinary income and possibly capital gain or loss in such amounts as are prescribed by the Code and regulations thereunder, and the Company will generally be entitled to a federal income tax deduction in the amount of such ordinary income.

        An employee to whom an option that is not an ISO (a "non-qualified option") is granted will not recognize income at the time of grant of such option. When such employee exercises a non-qualified option, the employee will recognize ordinary income equal to the excess, if any, of the fair market value as of the date of a non-qualified option exercise of the shares of common stock the employee receives, over the option exercise price. The tax basis of such shares will be equal to the exercise price paid plus the amount includable in the employee's gross income, and the employee's holding period for such shares will commence on the day after which the employee recognized taxable income in respect of such shares. Subject to applicable provisions of the Code and regulations thereunder, the Company will generally be entitled to a federal income tax deduction in respect of the exercise of non-qualified options in an amount equal to the ordinary income recognized by the employee. Any gain or loss recognized upon a subsequent sale or exchange of the shares of common stock is treated as capital gain or loss for which the Company is not entitled to a deduction. Any such compensation includable in the gross income of an employee in respect of a non-qualified option will be subject to appropriate federal, state, local and foreign income and employment taxes.

  Restricted Stock

        Unless an election is made by the participant under section 83(b) of the Code, the grant of an award of restricted stock will have no immediate tax consequences to the participant, and the Company will not be allowed a tax deduction at the time the restricted stock are granted. Generally, upon the lapse of restrictions (as determined by the applicable restricted stock agreement between the participant and the Company), a participant will recognize ordinary income in an amount equal to the product of (1) the fair market value of a share of common stock on the date on which the restrictions lapse, less any amount paid with respect to the award of restricted stock, multiplied by (2) the number of restricted stock with respect to which restrictions lapse on such date and the Company will be allowed a corresponding tax deduction at that time. The participant's tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted stock. The participant's holding period for tax purposes will commence on the date on which the restrictions lapse.

        A participant may make an election under section 83(b) of the Code within 30 days after the date of grant of an award of restricted stock to recognize ordinary income on the date of award based on the fair market value of shares of common stock on such date, less any amount the participant paid for the common stock, and the Company will be allowed a corresponding tax deduction at that time. An employee making such an election will have a tax basis in the restricted stock equal to the sum of the amount the employee recognizes as ordinary income and any amount paid for such restricted stock, and the employee's holding period for such restricted stock for tax purposes will commence on the date after such date. Any future appreciation in the common stock will be taxable to the participant at capital gains rates. However, if the restricted stock award is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the participant's Section 83(b) election.

        With respect to restricted stock upon which restrictions have lapsed, when the employee sells such shares, the employee will recognize capital gain or loss consistent with the treatment of the sale of shares received upon the exercise of non-qualified options, as described above.

  Restricted Stock Units

        A participant to whom a restricted stock unit (or "RSU") is granted generally will not recognize income at the time of grant (although the participant may become subject to employment taxes when the right to receive shares becomes "vested" due to retirement eligibility or otherwise). Upon delivery of shares of common stock or cash in respect of an RSU, a participant will recognize ordinary income in an amount equal to the amount of cash or the product of (1) the fair market value of a share of common stock on the date on which the ordinary shares of the Company are delivered, multiplied by (2) the number of shares of common stock delivered and the Company will be allowed a corresponding tax deduction at that time. Any gain or loss recognized upon a subsequent sale or exchange of the stock (if settled in stock) is treated as capital gain or loss for which the Company is not entitled to a deduction.

  Other Equity-Based Awards and Other Cash-Based Awards

        With respect to other equity-based awards paid in cash or common stock and other cash-based awards, participants will generally recognize income equal to the fair market value of the shares of common stock or the amount of cash paid or the value of the shares delivered on the date on which delivery of shares or payment in cash is made to the participant and the Company will generally be allowed a corresponding tax deduction at that time.

  Code Section 409A

        Section 409A of the Code generally provides rules that must be followed with respect to covered deferred compensation arrangements in order to avoid the imposition of an additional 20% tax (plus interest) upon the service provider who is entitled to receive the deferred compensation. Certain awards that may be granted under the Amended and Restated Omnibus Plan may constitute "deferred compensation" within the meaning of and subject to section 409A. While the Committee intends to administer and operate the Amended and Restated Omnibus Plan and establish terms with respect to awards subject to section 409A in a manner that will avoid the imposition of additional taxation under section 409A upon a participant, the Company cannot provide assurances that additional taxation under section 409A will be avoided in all cases. In the event the Company is required to delay delivery of shares or any other payment under an award in order to avoid the imposition of an additional tax under section 409A, the Company will deliver such shares (or make such payment) on the first day that would not result in the participant incurring any tax liability under section 409A.

New Plan Benefits

        The Company has not approved any awards that are conditioned upon stockholder approval of the Amended and Restated Omnibus Plan. Other than with respect to annual equity awards awarded to our non-employee directors, awards under the Amended and Restated Omnibus Plan are determined by the Compensation Committee in its discretion. Therefore, awards that will be made to particular participants under the Amended and Restated Omnibus Plan are not determinable. If the Amended and Restated Omnibus Plan had been in effect during 2015, we expect that our award granted during 2015 would have been the same as those actually made under the Omnibus Plan. For information regarding grants made under the Omnibus Plan during 2015 to our named executive officers, see the table entitled "Grant of Plan-Based Awards". For information regarding grants made during 2015 under the Omnibus Plan to our non-employee directors and the current annual compensation awarded under the Omnibus Plan to such non-employee directors, see the section entitled, "Compensation of Directors."

Stock Awards Previously Granted Under the Omnibus Plan

        The following table sets forth information on awards granted under the Omnibus Plan since its adoption and includes shares subsequently forfeited. The closing price of our Class A common stock on the NYSE on the Record Date was $54.61.

Name and Position	Time-Vesting Restricted Stock and Option Grants # of Shares Covered		Performance-Vesting Restricted Stock # of Shares Covered(1)
Thomas S. Hall	77,640		86,768
Chairman and Chief Executive Officer and Director Nominee
Tim Fielding	9,578		4,880
Chief Financial Officer
Graham B. Cherrington	33,341		23,860
President and Chief Operating Officer
Andrew Jordan	8,150		4,880
Chief Marketing Officer
Traci Bowen	8,150		4,880
Vice President, Human Resources
All current executive officers as a group	136,859		125,268
All non-executive directors as a group	26,804		—
Richard Covert, Director Nominee	3,888		—
Stephen M. Mengert, Director Nominee	1,772		—
Steven V. Napolitano, Director Nominee	5592		—
Daniel W. Rosenberg, Director Nominee	3,888		—
Gregory W. Scott, Director Nominee	3,888		—
Ronald L. Taylor, Director Nominee	3,888		—
Jeffery S. Vender, Director Nominee	3,888		—
All non-executive officer employees as a group	172,528	(2)	80,788

(1)
Reflects the number of shares of our Class A common stock that will vest assuming achievement of the maximum level of performance in respect of restricted stock awards that are subject to performance-vesting conditions.

(2)
Reflects 142,528 shares of our Class A common stock subject to time-based vesting granted in February 2015 and 30,000 stock options granted in September 2015.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table sets forth, as of December 31, 2015, certain information related to our compensation plans under which our Class A common stock may be issued.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders(1)	30,000	86.80	811,380

Equity compensation plans not approved by stockholders	—	N/A	—

(1)
Relates to the Omnibus Plan.

(2)
The weighted average exercise price does not include outstanding equity awards that are received or exercised for no consideration.

PROPOSAL NO. 4—RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected KMPG LLP to serve as our independent registered public accounting firm for 2016.

        Although stockholder ratification is not required by our by-laws or otherwise, the Board is submitting the selection of KPMG LLP to our stockholders for ratification because we value our stockholders' views on the Company's independent registered public accounting firm. If our stockholders fail to ratify the selection, it will be considered as notice to the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

        Representatives of KPMG LLP are expected to be present at the Annual Meeting. They also will have the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

AUDIT AND NON-AUDIT FEES

        In connection with the audit of the Company's and its predecessor's annual financial statements for the fiscal year ended December 31, 2015, we entered into an agreement with KPMG LLP which sets forth the terms by which KPMG LLP performed audit services for the Company.

        The following table presents fees for professional services rendered by KPMG for the audit of our financial statements for 2015 and 2014 and fees billed for other services rendered by KPMG LLP for those periods:

	2015	2014
Audit Fees(1)	2,159,000	1,420,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	1,650	1,650

Total	2,160,650	1,421,650

(1)
Audit Fees for the last two years were for professional services rendered by the independent registered public accountants in connection with (i) the audits of the Company's annual financial statements,(ii) the review of the Company's quarterly financial statements and (iii) attest services related to Section 404 of the Sarbanes-Oxley Act of 2002. Audit fees for 2015 and 2014 were also for services related to the Company's public offerings and consents related to the Company's SEC filings.

(2)
There were no Audit-Related Fees for 2015 or 2014.

(3)
There were no tax fees for 2015 or 2014.

(4)
All Other Fees encompasses any services provided by the independent registered public accountants other than the services reported in the other above categories.

        The Audit Committee considered whether providing the non-audit services shown in this table was compatible with maintaining KPMG LLP's independence and concluded that it was.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

        Consistent with SEC policies regarding auditor independence and the Audit Committee's charter, the Audit Committee is directly responsible for the appointment, compensation, retention, oversight and termination of the independent registered public accounting firm engaged (including the resolution of disagreements between management and such firm regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. In exercising this responsibility, the Audit Committee pre-approves all audit and permitted non-audit services provided by the independent registered public accounting firm prior to each engagement going forward. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by KPMG LLP. Under this policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members who are independent directors, when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016.

 REPORT OF THE AUDIT COMMITTEE

        The Audit Committee operates pursuant to a charter which is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under the discussion of "The Board of Directors and Certain Governance Matters—Committee Membership—Audit Committee." Our management is responsible for the preparation, presentation and integrity of our financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

        In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements and internal control over financial reporting of the Company with management and with the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16 "Communications with Audit Committee." In addition, the Audit Committee received the written disclosures and the letters from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm their independence.

        Based upon the review and discussions described in the preceding paragraph, our Audit Committee recommended to the Board that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the SEC.

Submitted by the Audit Committee of the Company's Board of Directors:

Gregory W. Scott, Chair Ronald L. Taylor Stephen M. Mengert

 EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

        This compensation discussion and analysis reviews and discusses our 2015 compensations programs and policies for the following named executive officers:

  •
  Thomas S. Hall, Chairman and Chief Executive Officer;

  •
  Graham B. Cherrington, President and Chief Operating Officer;

  •
  Timothy L. Fielding, Treasurer and Chief Financial Officer;

  •
  Andrew Jordan, Chief Marketing Officer; and

  •
  Traci Bowen, Senior Vice President of Human Resources.

        We refer to these executive officers collectively in this Compensation Discussion and Analysis (CD&A) and the accompanying compensation tables as our "named executive officers" or "NEOs." More detailed information about the compensation provided to our NEOs for our fiscal year ended December 31, 2015 (fiscal year 2015) is set forth in the Summary Compensation Table and other tables that follow this section, as well as the accompanying footnotes and narratives relating to those tables.

        This CD&A also discusses our executive compensation philosophy, objectives and design; how and why our Compensation Committee arrived at the specific compensation policies and decisions involving our executive team, including the NEOs, with respect to compensation paid for our fiscal year 2015; the role of F.W. Cook, our outside compensation consultant; the peer group used in evaluating executive officer compensation; individual components of our executive compensation programs; and certain other policies affecting executive compensation at Adeptus Health.

EXECUTIVE COMPENSATION PHILOSOPHY, OBJECTIVE AND DESIGN COMPONENTS

        Our executive compensation plan is designed to attract and retain individuals with the qualifications to manage and lead our company, as well as to motivate them to develop professionally and contribute to the achievement of our financial goals and ultimately create and grow our equity value. As such, the principle objectives and philosophy of our executive compensation programs are to fairly compensate our executives in a manner that aligns their long-term interests with those of our stockholders.

        The primary components of the compensation programs for our named executive officers are base salary, non-equity incentive plan compensation and stock awards. Prior to completing our initial public offering (IPO) in 2014, our Compensation Committee determined to maintain through the offering and for some time thereafter a straight-forward executive compensation program that continues to foster an ownership mentality by emphasizing long-term equity compensation over cash compensation.

Role of Compensation Committee, Management and Compensation Consultant

        Role of Compensation Committee.    Our Board of Directors has established a Compensation Committee to discharge its responsibilities relating to executive compensation policies and programs. Our Compensation Committee evaluates the performance of our Chief Executive Officer and determines his compensation. The Compensation Committee also determines the compensation of our other executive officers in consultation with our Chief Executive Officer. In making its decisions, our Compensation Committee considers such matters as the members deem appropriate, including our financial and operating performance, the performance of our Class A common stock, factors specific to individual officers such as their individual achievements and retention concerns, and the comparative compensation data described below. Our Compensation Committee has delegated authority to our Chief Executive Officer to make certain routine equity award grants, as described below. For additional information on the Compensation Committee, see "Committees of the Board of Directors—Compensation Committee" elsewhere in this proxy statement.

        Role of Management.    Members of management, including our Chief Executive Officer and our Senior Vice President of Human Resources, work with our Compensation Committee and attend the Compensation Committee meetings. Members of management also make presentations to our Compensation Committee regarding our equity grants and the adequacy of the remaining equity pool to achieve retention concerns. Although our Chief Executive Officer participates in the discussion and decisions relating to the compensation of our other executive officers, he does not participate in the decision-making process with respect to his own compensation. Our Compensation Committee has delegated authority to our Chief Executive Officer to make routine equity award grants to newly-hired, non-officer-level employees, as well as promotional and refresh equity award grants to non-officer-level employees, all within certain share parameters established and reviewed from time to time by the Compensation Committee.

        Role of Compensation Consultant.    Our Compensation Committee has the authority to engage its own advisers to assist it in performing its duties and the Company pays the fees charged by such advisors. F.W. Cook, outside compensation consultant to the Compensation Committee, has been engaged to assist the Committee in its decision-making process by providing information on competitive market compensation practices, identifying a peer group against which to compare the Company's compensation programs, providing information including market data on our outside director compensation program, and supplying such other information and recommendations as the Committee may from time to time request.

PEER GROUP AND COMPETITIVE DATA

        In making compensation decisions for our named executive officers for fiscal year 2015, our Compensation Committee considered data supplied by F.W. Cook on the compensation of executives at the peer companies listed below. Our Compensation Committee believes it is useful to review this comparative data when evaluating our executive compensation programs and making compensation decisions for our named executive officers. While it uses this data as a reference point, the Compensation Committee does not feel it necessary at this stage to mirror the compensation provided by these other companies or to target any specific percentile or range of percentiles for cash, incentive, equity or total compensation for our executive officers relative to these peer companies. F.W. Cook also provided data to the Compensation Committee from the Radford High Technology Survey.

        The peer group recommended by F.W. Cook and accepted by our Compensation Committee at the beginning of 2015 and whose compensation practices data was considered by the Compensation Committee for compensation decisions during and with respect to our fiscal year 2015 consisted of the following companies, which were selected based upon industry, revenue, market cap, profitability and headcount:

Adcare Health Systems	Addus Homecare	Alliance Healthcare Services	Almost Family
Capital Senior Living	Diversicare Healthcare Services	Examworks Group	Healthways
IPC The Hospitalist	Landauer	LHC Group	National Healthcare
Radnet	Skilled Healthcare Group	US Physical Therapy	Surgical Care Affiliates
USMD Holdings

COMPENSATION SETTING PROCESS

        As part of the Compensation Committee's compensation setting process, the Chief Executive Officer will make recommendations to the Compensation Committee regarding compensation for executive officers other than himself. In addition, during 2015, the Compensation Committee's independent compensation consultant, F.W. Cook, advised the Compensation Committee on general marketplace trends in executive compensation, helped establish peer companies for the Compensation Committee to include in its evaluation of market practices and advised the Compensation Committee with regard to the Company's long-term equity incentive program, practices used by such peer companies and best practices seen in the market.

PRINCIPLE ELEMENTS OF COMPENSATION

        The compensation of our named executive officers for fiscal year 2015 consisted of base salary, restricted stock awards awarded in 2015 and prior fiscal years but that continued vesting during 2015 and non-equity incentive compensation. The relative proportion of these components have not been dictated by any particular formula, and the mix and amount of compensation elements has been and will continue to be within the discretion and business judgment of our Compensation Committee.

Base Salary

        We provide base salaries to our named executive officers to compensate them for services rendered on a day-to-day basis and to provide sufficient fixed cash compensation to allow them to fund their personal and household expenses while remaining focused on their responsibilities to the company. Our Compensation Committee reviewed and revised base salaries for our named executive officers during fiscal year 2014, shortly before our initial public offering, and at that time structured our program so that the salaries were increased to those of comparable public companies. It reviewed base salary levels in 2015 and determined to increase those levels for Messrs. Hall, Cherrington. Fielding, Mr. Jordan and Ms. Bowen. We expect that our Compensation Committee will generally review base salary levels annually and may review them more frequently, for example in connection with a promotion.

Stock Awards

        As a part of our equity incentive plan, we grant restricted stock awards to our executive officers. These restricted stock grants are recommended by our Compensation Committee and are approved by our Board of Directors. The restricted stock grants in 2015 vest over a three year period.

        Our named executive officers received incentive units in our company in 2012 and 2013, which were intended to be profits interests for U.S. tax purposes, meaning the named executive officers could participate in the appreciation in value of the incentive units from and after the applicable date of grant.

Non-Equity Incentive Plan Compensation

        Our annual non-equity incentive plan compensation represents cash bonus awards for services performed and performance measures achieved during the year. The Compensation Committee was advised as to the amount of the non-equity incentive plan compensation by its independent compensation consultant on general marketplace trends in executive compensation. The performance measures were based on the Company's annual budget and expected annual results.

Retirement Plan

        We have a qualified contributory retirement plan established to qualify as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). The plan covers all employees, including our named executive officers, who may contribute up to 90% of their eligible compensation, subject to statutory limits imposed by the Code. We are also permitted to provide for matching contributions, and for 2014 provided matching contributions of 50% of employee contributions up to 5% of eligible compensation.

RISK MANAGEMENT AND THE ALIGNMENT OF MANAGEMENT WITH OUR STOCKHOLDERS

        In determining the structure of our executive compensation program and the appropriate levels of incentive opportunities, the Compensation Committee considers whether the program rewards reasonable risk-taking and whether the incentive opportunities achieve the proper balance between the need to reward employees and the need to manage risk and protect stockholder returns. While the design of our executive compensation program is primarily performance-based, we believe that it does not encourage excessive risk-taking. Ongoing and active discussions with management regarding progress on short- and long-term goals enables informed decisions while avoiding the risks that can be associated with managing short-term results to achieve pre-determined formulaic outcomes. Our executive compensation program is designed to provide officers with appropriate incentives to create long-term value for stockholders while taking thoughtful and prudent risks to grow the value of the Company over time. We believe that our equity program creates important linkages between the financial interests of our executives and the long-term performance of the Company and mitigate any incentive to disregard risks in return for potential short-term gains.

TAX AND ACCOUNTING CONSIDERATIONS

Deductibility of Executive Compensation

        Section 162(m) of the Code will limit the amount that we may deduct from our federal income taxes for remuneration paid to our executive officers to one million dollars per executive officer per year, unless certain requirements are met. Section 162(m) provides an exception from this deduction limitation for certain forms of "performance-based compensation," as well as for the gain recognized by executive officers upon the exercise of qualifying compensatory stock options. Bonus payments to executives may not be tax deductible. While our Compensation Committee is mindful of the benefit to us of the full deductibility of compensation and will consider deductibility when analyzing potential compensation alternatives, our Compensation Committee believes that it should not be constrained by the requirements of Section 162(m) where those requirements would impair flexibility in compensating our executive officers in a manner that can best promote our corporate objectives. Therefore, our Compensation Committee has not adopted a policy that requires that all compensation be deductible.

No Gross-ups of Parachute Payments and Deferred Compensation

        We did not provide any executive officer, including any named executive officer, with a "gross-up" or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999, or 409A of the Code during fiscal year 2015, and we have not agreed and are not otherwise obligated to provide any named executive officers with such a "gross-up" or other reimbursement.

Accounting Treatment

        We account for stock compensation in accordance with the authoritative guidance set forth in ASC Topic 718, which requires companies to measure and recognize the compensation expense for all share-based awards made to employees and directors, including stock options and RSUs, over the period during which the award recipient is required to perform services in exchange for the award (for executive officers, generally the four- or five-year vesting period of the award). We estimate the fair value of stock options granted using the Black-Scholes option-valuation model "fair value" of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below.

SUMMARY COMPENSATION TABLE

        The following table provides summary information concerning compensation of our named executive officers for the years presented.

Name and Principal Position	Year	Salary(1)($)	Bonus(2)($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation(3)($)	All Other Compensation(4)($)	Total($)
Thomas S. Hall	2015	$614,054	$—	$1,200,000	$1,236,000	$30,298	$3,080,352
(Chairman and Chief	2014	$587,884	$600,000	—	$450,000	$43,342	$1,681,226
Executive Officer)	2013	$565,000	—	—	$423,750	$64,329	$1,053,079
Timothy L. Fielding	2015	$307,022	$—	$250,000	$309,000	$4,191	$870,213
(Treasurer and Chief	2014	$286,538	$450,000	—	$112,500	$897	$849,935
Financial Officer)	2013	$207,534	—	$798,764	$103,767	$4,087	$1,114,152
Graham B. Cherrington(5)	2015	$367,327	$—	$750,000	$375,000	$21,593	$1,783,920
(President and Chief	2014	$322,500	$340,000	—	$127,500	$13,702	$803,702
Operating Officer)	2013	$275,000	—	—	$137,500	$11,500	$424,000
Andrew Jordan	2015	$268,649	$—	$200,000	$270,375	$20,193	$633,084
(Chief Marketing Officer)
Traci Bowen	2015	$228,589	$—	$200,000	$184,800	$19,965	$633,084
(Senior Vice President of Human Resources)

(1)
Amounts represent the named executive officer's base salary earned during the fiscal year covered. In February 2015, Messrs. Hall's, Cherrington's, Fielding's, Jordan's and Ms. Bowen's annual base salaries were increased to $618,000, $375,000, $309,000, $270,375 and $231,000, respectively. In June 2014, Messrs. Hall's, Cherrington's and Fielding's annual base salaries were increased to $600,000, $340,000 and $300,000 respectively. The amounts reported for 2015 and 2014 include the period in 2015 and 2014 during which the named executive officers were paid at their increased base salary.

(2)
Amounts represent the one-time cash bonuses made to our named executive officers in connection with our initial public offering. See "—Narrative to Summary Compensation Table—IPO Bonuses."

(3)
Amounts represent payments made by the Company for services performed and performance measures achieved during the respective years. See "—Narrative Disclosure to Summary Compensation Table—Non-Equity Incentive Plan Compensation."

(4)
Amounts for Mr. Hall include expenses for commuting by airplane.

(5)
In February 2015, Mr. Cherrington, the Company's Chief Operating Officer, was appointed President and Chief Operating Officer. See "—2015 Compensation Decisions."

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

Senior Management Agreements

        Each of Messrs. Hall, Cherrington, and Fielding entered into an employment agreement with us, dated as of March 12, 2012, May 29, 2012 and January 16, 2013, respectively, governing the terms of their employment with us. The terms of these agreements are substantially the same but for differences in title, role, compensation and severance. The employment agreements provide for employment "at will" at an initial annual base salary of $565,000, $275,000, and $250,000 for Messrs. Hall, Cherrington and Fielding, respectively. Mr. Hall's employment agreement also provides that he is entitled to reimbursement for his weekly commuting expenses to travel from Georgia or Florida to the Company's headquarters and reimbursement for his corporate housing fees where the annual amount of such housing fees incurred shall be deducted from his annual incentive bonus. Each of the employment agreements also provides for eligibility to receive an annual incentive bonus of up to a percentage of the executive's base salary (for Mr. Hall, 75%, and for Messrs. Cherrington and Fielding, 50%) subject to achievement of pre-established goals, eligibility to receive equity-based compensation, payment of severance following certain terminations of employment and post-termination restrictive covenants. See "—Termination and Change in Control Provisions."

        In connection with our initial public offering, we amended each of Messrs. Hall's, Cherrington's and Fielding's employment agreements effective June 24, 2014. Pursuant to the terms of his amended employment agreement, we increased Mr. Hall's annual base salary to $600,000, increased his bonus opportunity to up to 100% of his base salary, modified his severance period to 18 months and modified his non-competition restricted period to 18 months post-termination. In addition, pursuant to the terms of their respective amended employment agreements, we increased Messrs. Cherrington's and Fielding's base salaries to $340,000 and $300,000, respectively, modified their severance periods to 12 months and modified their non-competition restricted period to 12 months post-termination. For a complete description of the terms of the post-termination payments and benefits under these amended employment agreements, see "—Termination and Change in Control Provisions."

Non-Equity Incentive Plan Compensation

        For the year ended December 31, 2015, pursuant to the employment arrangements discussed above, each named executive officer was eligible to receive an annual incentive bonus of up to 200% of a percentage of the executive's base salary (for Mr. Hall, 100%, for Messrs. Cherrington, Fielding and Jordan, 50%, and Ms. Bowen, 40%) subject to achievement of goals based on Adjusted EBITDA established annually at the start of each fiscal year. We define Adjusted EBITDA as net income before interest, taxes, depreciation, and amortization, further adjusted to eliminate the impact of certain additional items, including advisory services paid to our Sponsor, facility preopening expenses, management recruiting expenses, stock compensation expense, costs associated with our initial public offering and other non-recurring costs.

        In February 2016, our Compensation Committee determined that the Company's actual Adjusted EBITDA performance during 2015 exceeded the previously established goal and accordingly, approved 200% of the maximum non-equity compensation plan amounts under each of the executive officer's employment agreement, as disclosed in the Summary Compensation Table.

IPO Bonuses

        In connection with our initial public offering, we made one-time cash bonus payments to several members of our management team, including our named executive officers. Messrs. Hall and Cherrington received cash bonuses in amounts equal to their respective annual base salaries, and Mr. Fielding received a cash bonus in an amount equal to 1.4 times his annual base salary, in each case, after giving effect to the salary increases described above under "—Senior Management Agreements."

Equity Awards

        Our named executive officers received an annual grant of Class A restricted stock on February 18, 2015. These Class A restricted shares vest on the passage of time and are subject to the holder's continued employment through the applicable vesting date. Of these time-based restricted shares, 33.33% vest upon the initial vesting date (February 15, 2016 and the remaining 66.67% vest ratably on a quarterly basis during the two-year period following the initial vesting date.

        Our named executive officers received incentive units in our company in 2012 and 2013, which were intended to be profits interests for U.S. tax purposes, meaning the named executive officers could participate in the appreciation in value of the incentive units from and after the applicable date of grant. These incentive units were subject to time-based and performance-based vesting conditions where 80% of the incentive units (or, in the case of Mr. Fielding, 75% of the incentive units) granted to each named executive officer vested with the passage of time. Of these time-based vesting-units, subject to the holder's continued employment through the applicable vesting date, 25% vested on the initial vesting date (March 12, 2013 for Mr. Hall, March 1, 2014 for Mr. Fielding and May 29, 2013 for

Mr. Cherrington) and the remaining 75% vested ratably on a quarterly basis during the three-year period following the initial vesting date. The time-based vesting units would have become fully vested on an accelerated basis upon a sale of our Company, although the consideration payable in respect of 50% of the incentive units that vested in connection with such sale were subject to forfeiture if the executive's employment was terminated for "cause" or if the executive voluntarily quit within six months of such sale. The remaining 20% of the incentive units (or in the case of Mr. Fielding, 25% of the incentive units) were performance-based vesting units that would have vested on a sale of our Company, provided that an affiliate of our Sponsor received five times its invested capital in our Company in connection with such sale. The named executive officers' restricted unit agreements in effect prior to the reorganization transactions, which agreements governed their incentive units, provided for restrictions on their disclosure of confidential information and trade secrets, covenants restricting the executive from engaging in competitive activities for a period of 24 months (or 18 months in the case of a termination by the Company without cause or a resignation by the executive for good reason) following the date of termination of employment and covenants restricting the executive from soliciting our employees and customers for a period of 24 months following the date of termination of employment.

        In connection with the reorganization transactions effected in connection with our initial public offering, which among other things, resulted in Adeptus Health Inc. becoming a holding company with its sole material asset being a controlling equity interest in Adeptus Health LLC, all outstanding incentive units, including the incentive units held by our named executive officers, were converted into LLC Units. Each Post-IPO Unit Holder, including our named executive officers, received a share of Class B common stock for each LLC Unit, conferring an equivalent percentage of economic interest in Adeptus Health LLC and voting rights in Adeptus Health Inc., respectively. As a result of the conversion, each named executive officer received a number of LLC Units intended to replicate his respective economic interest in his incentive units based on the valuation derived from the initial public offering price. These LLC Units are subject to substantially similar time-vesting, restrictive covenants and other terms as those applicable to the incentive units from which they were converted and as described above, except that the post-termination non-competition period applicable to named executive officers is 12 months (or, with respect to Mr. Hall, 18 months), and the performance-vesting condition applicable to the LLC Units was modified such that the performance-vesting LLC Units will vest on any date our Sponsor achieves a return of five times on its invested capital amount as adjusted to reflect the reorganization transactions, whether or not in connection with a sale of our Company. In addition, the performance-vesting target were to be tested on each of the first three anniversaries of June 24, 2014, assuming hypothetical sales by our Sponsor of its equity interests in our Company, and on each date our Sponsor actually sells any of its equity interests in our Company. The Compensation Committee tested the performance conditions in February 2015 and determined that such performance conditions had been met. See "—2015 Compensation Decisions." The Class B common stock is subject to the same vesting and other conditions as the LLC Units to which they relate. Subject to the terms of the Amended and Restated Limited Liability Agreement, Post-IPO Unit Holders have the right to exchange their vested LLC Units (together with a corresponding number of our vested Class B common stock) on a one-for-one basis into shares of our Class A common stock.

        In addition, the Post-IPO Unit Holders, including our named executive officers, entered into a tax receivable agreement with us providing for certain payments by Adeptus Health Inc. to such Post-IPO Unit Holders, from time to time, as described under "Transactions with Related Persons—Tax Receivable Agreement." Information regarding the effect of a termination or change in control on the LLC Units is described under "Termination and Change in Control Provisions."

Retirement Plan

        We have a qualified contributory retirement plan established to qualify as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). The plan covers all employees, including our named executive officers, who may contribute up to 90% of their eligible compensation, subject to statutory limits imposed by the Code. We are also permitted to provide for matching contributions, and for 2015 provided matching contributions of 50% of employee contributions up to 5% of eligible compensation.

GRANT OF PLAN BASED AWARDS

        The following table provides information regarding outstanding equity awards made to our named executive officers during the fiscal year ended December 31, 2015.

Name	Grant Date	Grant Date Fair Value of Stock Awards ($)
Thomas S. Hall	02/18/2015	$1,200,000
Timothy L. Fielding	02/18/2015	$250,000
Graham B. Cherrington	02/18/2015	$750,000
Andrew Jordan	02/18/2015	$200,000
Traci Bowen	02/18/2015	$200,000

        Our named executive officers received an annual grant of Class A restricted stock on February 18, 2015. These Class A restricted shares vest on the passage of time and are subject to the holder's continued employment through the applicable vesting date. Of these time-based restricted shares, 33.33% vest upon the initial vesting date (February 15, 2016 and the remaining 66.67% vest ratably on a quarterly basis during the two-year period following the initial vesting date.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2015

        The following table provides information regarding outstanding equity awards made to our named executive officers as of December 31, 2015.

			Stock Awards
Name	Grant Date		Number of Shares or Units of Stock That Have Not Vested(#)	Market Value of Shares or Units of Stock That Have Not Vested(3)($)
Thomas S. Hall	03/12/2012	(1)	34,479	1,879,795
	02/18/2015	(2)	34,256	1,867,637
Graham B. Cherrington	08/16/2012	(1)	17,229	939,325
	02/18/2015	(2)	21,410	1,167,273
Timothy L. Fielding	05/28/2013	(1)	28,326	1,544,333
	02/18/2015	(2)	7,137	389,109
Andrew Jordan	08/16/2012	(1)	19,389	1,057,088
	02/18/2015	(2)	5,709	311,254
Traci Bowen	02/18/2015	(2)	5,709	311,254

(1)
Represents the original grant date of the incentive units that were converted into LLC Units and shares of our Class B common stock on June 24, 2014. See "Narrative Disclosure to Summary Compensation Table—Equity Awards."

(2)
Represents the number of unvested time-based vesting Class A restricted shares granted on February 18, 2015. As described above under "Narrative Disclosure to Summary Compensation Table—Equity Awards,"

(3)
Amounts reported are based on the closing market price of our Class A common stock as of December 31, 2015.

OPTION EXERCISES AND STOCK VESTED DURING LAST FISCAL YEAR

        The following table provides information regarding option exercises by our named executive officers and vesting of common stock held by our named executive officers during the fiscal year ended December 31, 2015.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Thomas S. Hall	275,704	$14,888,459
Graham B. Cherrington	68,905	3,601,131
Timothy L. Fielding	52,874	2,612,174
Andrew Jordan	25,836	1,749,420
Traci Bowen	6,464	462,103

(1)
Based on the market price of Adeptus Health's common stock on the vesting date.

TERMINATION AND CHANGE IN CONTROL PROVISIONS

Thomas S. Hall

        Pursuant to the terms of Mr. Hall's employment agreement, as amended, upon a termination of Mr. Hall's employment by us without "cause" or by Mr. Hall for "good reason" (each as defined in his employment agreement, as amended), subject to his timely execution and delivery of a release of claims in favor of us, and subject to continued compliance with the restrictive covenants below, Mr. Hall will be entitled to the following severance benefits: (i) 18 months of base salary payable in equal installments in accordance with our normal payroll practices and (ii) if COBRA continuation is elected by Mr. Hall, payments equal to the Company's portion of subsidized medical and dental coverage for Mr. Hall and his family for a period of 18 months, in each case, less applicable withholding taxes.

        Under the terms of the amended and restated restricted units agreement entered into in connection with the initial public offering and the Reorganization Transactions, upon a termination for any reason, all unvested LLC Units granted to Mr. Hall will cease to vest, and all such unvested LLC Units will be forfeited. In addition, upon a sale of our Company (as defined in the applicable restricted unit agreement), all unvested LLC Units subject to time-based vesting conditions will fully vest.

Graham B. Cherrington and Timothy L. Fielding

        Pursuant to the terms of Messrs. Cherrington and Fielding's employment agreements, as amended, upon a termination of the executive's employment by us without "cause" or by executive for "good reason" (each as defined in the respective employment agreement, as amended), subject to the executive's timely execution and delivery of a release of claims in favor of us, and subject to continued compliance with the restrictive covenant agreements below, Messrs. Cherrington and Fielding will each be entitled to the following severance benefits: (i) 12 months of base salary payable in equal installments in accordance with our normal payroll practices and (ii) if COBRA continuation is elected by the executive, payments equal to the Company's portion of subsidized medical and dental coverage for the executive and his family for a period of 12 months, in each case, less applicable withholding taxes.

        Under the terms of the amended and restated restricted unit agreements entered into in connection with the initial public offering and the reorganization transactions, upon a termination for any reason, all unvested LLC Units granted to Messrs. Cherrington and Fielding will cease to vest, and all such unvested LLC Units will be forfeited. In addition, upon a sale of our Company (as defined in the applicable restricted unit agreement), all unvested LLC Units subject to time-based vesting conditions will fully vest.

Restrictive Covenants

        Upon any termination of employment for any reason, Messrs. Hall, Cherrington and Fielding's employment agreements, as amended, and amended and restated restricted unit agreements each provide for restrictions on the disclosure of confidential information and trade secrets, covenants restricting them from engaging in competitive activities for a period of 18 months following the date of termination of employment in the case of Mr. Hall and 12 months following the date of termination of employment in the case of Messrs. Cherrington and Fielding and covenants restricting them from soliciting our employees and customers for a period of 24 months following the date of termination of employment.

POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL

        The following table describes the potential payments for each named executive officer upon a termination of the executive's employment by us without "cause" or by executive for "good reason":

Name	Salary(1)	Equity Acceleration(2)	Benefits and Perquisites(3)
Thomas S. Hall	$927,000	$1,879,795	$45,750
Graham B. Cherrington	375,000	$939,325	$29,485
Timothy L. Fielding	309,000	$1,544,334	$14,116
Andrew Jordan	202,781	$1,057,088	$29,016

(1)
Reflects 18 months of continued salary in the case of Mr. Hall, 12 months of continued salary in the cases Messrs. Cherrington and Fielding and nine months of continued salary in the case of Mr. Jordan.

(2)
Calculated based on the change in control taking place as of December 31, 2015 and based on the fair market value of shares as of that date.

(3)
Reflects 18 months of continued health (medical, dental and vision) and life insurance benefits in the case of Mr. Hall, 12 months of continued health (medical, dental and vision) and life insurance benefits in the cases of Messrs. Cherrington and Fielding and nine months of continued health (medical, dental and vision) and life insurance benefits in the case of Mr. Jordan.

2015 COMPENSATION DECISIONS

        In February 2015, Mr. Cherrington, the Company's Chief Operating Officer, was appointed President and Chief Operating Officer. In connection this promotion, Mr. Cherrington's annual base salary was increased from $340,000 to $375,000, and he was granted, as part of the annual equity awards made to all executives under the Company's 2014 Omnibus Incentive Plan, 21,410 shares of restricted stock. These shares of restricted stock vest, as to 33.3% of the award, on the first year anniversary of the grant date and, as to the remaining 66.7% of the award, in equal quarterly installments over the two year period beginning on such first year anniversary of the grant date. See "Ownership of Securities."

        In February 2015, the Compensation Committee tested the performance condition of Messrs. Hall's, Cherrington's and Fielding's performance-vesting LLC Units in advance of the June 24, 2015 testing date and assumed a hypothetical sale by our Sponsor of 20% of its shares in accordance with the terms of the agreements governing the executive officers' LLC Units. Based on this testing, the Compensation Committee determined that the performance conditions had been met as of such advance testing date. As a result, the Compensation Committee determined to amend each named executive officer's agreement governing the executive's LLC Units to reflect that such performance conditions had been met that and that such named executive officer's performance-vesting LLC Units were deemed fully vested on February 18, 2015. See "Ownership of Securities."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During the 2014 fiscal year, the members of our Compensation Committee were Messrs. Napolitano, Rosenberg, Scott and Vender. None of the members of our Compensation Committee during fiscal 2015 is a current or former officer or employee of the Company. None of our executive officers serves as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

 OWNERSHIP OF SECURITIES

        The following table sets forth information regarding the beneficial ownership of shares of our common stock as of March 24, 2016 by (1) each person known to us to beneficially own more than 5% of the outstanding voting securities of Adeptus Health Inc., (2) each of our directors and named executive officers and (3) all of our directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC.

	Class A Common Stock Beneficially Owned(1)		Combined Voting Power(2)
Name of Beneficial Owner	Number	%	Number	%
Funds affiliated with Sterling Partners(3)	4,805,710	23.1%	4,805,710	23.0%
401 North Michigan Avenue
Suite 3300
Chicago, IL 60611
T. Rowe Price Associates, Inc.(4)	2,341,578	11.3%	2,341,578	11.2%
100 E. Pratt Street
Baltimore, MD 21202
5-N Investments, LLC(5)	1,447,778	7.0%	1,447,778	6.9%
c/o DB Securities Inc.
200 Crescent Court
Suite 500
Dallas, TX 75201
Deerfield Management LP(6)	1,307,908	6.3%	1,307,908	6.2%
780 Third Avenue
37th Floor
New York, NY 10017
FMR LLC(7)	1,302,217	6.3%	1,302,217	6.3%
245 Summer Street
Boston, MA 02210
The Goldman Sachs Group, Inc.(8)	1,188,776	5.7%	1,188,776	5.7%
200 West Street
New York, NY 10282
Named Executive Officers and Directors
Thomas S. Hall(9)	562,860	2.7%	562,860	2.7%
Graham B. Cherrington(10)	134,407	*	143,023	*
Timothy L. Fielding(11)	52,572	*	75,233	*
Andrew Jordan(12)	58,091	*	64,562	*
Traci Bowen(13)	28,400	*	28,400	*
Richard Covert(14)	1,451,666	7.0%	1,451,666	6.9%
Steven V. Napolitano(15)	5,592	*	5,592	*
Daniel W. Rosenberg(16)	4,805,710	23.1%	4,805,710	23.0%
Gregory W. Scott(17)	12,480	*	20,037	*
Ronald L. Taylor(18)	54,947	*	54,947	*
Jeffery S. Vender(19)	31,406	*	31,406	*
Stephen M. Mengert(20)	1,772	*	1,772	*
Directors and executive officers as a group (12 persons)(21)	7,199,903	34.7%	7,245,208	34.7%

*
Represents less than 1%.

(1)
Subject to the exchange provisions of the Amended and Restated Limited Liability Company Agreement, each share of vested Class B common stock (together with a corresponding number of vested LLC Units) are exchangeable for shares of our Class A common stock on a one-for-one basis. See "Transactions with Related Persons—Amended and Restated Limited Liability Company Agreement of Adeptus Health LLC."

The number of shares reported under "Class A Common Stock Beneficially Owned" represents the holder's (a) shares of Class A common stock, (b) shares of vested Class B common stock (and a corresponding number of vested LLC Units) convertible into shares of Class A common stock and (c) shares of unvested Class B common stock (and a corresponding number of unvested LLC Units) that will vest within 60 days of March 24, 2016 and that will be convertible into shares of Class A common stock.

The percentage ownership reported under "Class A Common Stock Beneficially Owned" represents the quotient of (i) the sum of the holder's (a) shares of Class A common stock, (b) shares of vested Class B common stock (and a corresponding number of vested LLC Units) convertible into shares of Class A common stock and (c) shares of unvested Class B common stock (and a corresponding number of unvested LLC Units) that will vest with 60 days of March 24, 2016 divided by (ii) the sum of (a) all shares of Class A common stock outstanding as of March 24, 2016 (14,369,831 shares) and (b) the holder's foregoing described vested and vesting shares of Class B common stock. Information under "Class A Common Stock Beneficially Owned" for holders whose information is based solely on such holder's Schedule 13G reflects the number of shares beneficially owned as reported in such Schedule.

(2)
The number of shares reported under "Combined Voting Power" represents the holder's (a) Class A common stock beneficially owned (determined as set forth above), as well as (b) unvested shares of Class B common stock (and a corresponding number of unvested LLC Units) that will not vest within 60 days of March 24, 2016. The percentage reported under "Combined Voting Power" represents the percentage of voting power of the Class A common stock and Class B common stock voting together as a single class, based upon an aggregate of 14,369,831 shares of Class A common stock and 6,510,738 shares of Class B common stock outstanding as of March 24, 2016. Each of holder of Class B common stock is entitled to one vote for each share held by such holder, whether vested or unvested.

(3)
According to the Schedule 13G filed on February 10, 2016 by funds affiliated with Sterling Partners and according to information known to the Company. Represents (a) 2,057,316 shares of Class A common stock held by SCP III AIV THREE-FCER Conduit, L.P. ("Sterling AIV Conduit"), as to which Sterling AIV Conduit has sole voting and dispositive power, (b) 5,591,149 shares of Class B common stock (and a corresponding number of LLC Units) held by SCP III AIV THREE-FCER, L.P. ("Sterling AIV") convertible into shares of Class A common stock, as to which Sterling AIV has sole voting and dispositive power and (c) an aggregate of 5,593 shares of Class A common stock granted to certain designees of funds affiliated with Sterling Partners, Mr. Rosenberg, which shares are held on behalf of Sterling Fund Management, LLC, which acts as an advisor to Sterling AIV Conduit and Sterling AIV. Sterling Capital Partners III, LLC is the general partner of SC Partners III, L.P., which is the general partner of each of Sterling AIV Conduit and Sterling AIV and, as a result, each of Sterling Capital Partners III, LLC and SC Partners III, L.P. may be deemed to beneficially own the securities beneficially owned by each of Sterling AIV Conduit and Sterling AIV. Steven M. Taslitz, Merrick M. Elfman, Douglas L. Becker, Eric D. Becker and R. Christopher Hoehn-Saric, as the managers of Sterling Capital Partners III, LLC and the managers of the general partner of the sole owner of Sterling Fund Management, LLC, may be deemed to beneficially own the securities held by Sterling AIV Conduit and Sterling AIV and held on behalf of Sterling Fund Management LLC.

(4)
According to the Schedule 13G filed on February 11, 2016 by T. Rowe Price Associates, Inc. ("T. Rowe"). T. Rowe has sole voting power over 329,421 shares of Class A common stock and sole dispositive power over 2,341,578 shares of Class A common stock.

(5)
According to the Schedule 13G filed on February 12, 2016 by 5-N Investments, LLC ("5-N") and Jacob John Novak. Represents 1,447,778 shares of Class B common stock (and a corresponding number of LLC Units) convertible into Class A common stock held by 5-N and as to which each of 5-N and Mr. Novak, as the manager of 5-N, have sole voting and sole dispositive power.

(6)
According to the Schedule 13G filed on February 16, 2016 by Deerfield Mgmt, L.P., Deerfield Management Company, L.P., Deerfield Partners, L.P., Deerfield International Master Fund, L.P. and James E. Flynn (the "Deerfield Reporting Persons"). Represents: (a) shared voting and dispositive power over 1,307,908 shares beneficially owned by Deerfield Mgmt, L.P.; (b) shared voting and dispositive power over 1,307,908 shares beneficially owned by Deerfield Management Company, L.P.; (c) shared voting and dispositive power over 575,479 shared beneficially owned by Deerfield Partners, L.P.; (d) shared voting and dispositive power over 732,429 shares beneficially owned by Deerfield International Master Fund, L.P.; and (e) shared voting and dispositive power over 1,307,908 shares beneficially owned by James E. Flynn.

(7)
According to the Schedule 13G filed on February 12, 2016 by FMR LLC ("FMR"). FMR has sole voting power over 23,285 shares of Class A common stock and sole dispositive power over 1,302,217 shares of Class A common stock.

(8)
According to the Schedule 13G/A filed on February 10, 2016 by certain operating units of The Goldman Sachs Group, Inc. and its subsidiaries ("Goldman Sachs"). Goldman Sachs has shared voting power over 1,166,078 shares of Class A common stock and shared dispositive power over 1,188,776 shares of Class A common stock.

(9)
Shares of Class A common stock presented in the table for Mr. Hall includes (a) 164,408 shares of Class A common stock and (b) 398,452 shares of vested Class B common stock (and a corresponding number of vested LLC Units) convertible into shares of Class A common stock.

(10)
Shares of Class A common stock presented in the table for Mr. Cherrington includes (a) 57,201 shares of Class A common stock, (b) 68,590 shares of vested Class B common stock (and a corresponding number of vested LLC Units) convertible into shares of Class A common stock and (c) 8,616 shares of unvested Class B common stock (and a corresponding number of unvested LLC Units) that will vest within 60 days of March 24, 2016. Combined voting power also includes 8,616 shares of unvested Class B stock (and a corresponding number of unvested LLC Units) that will not vest within 60 days of March 24, 2016.

(11)
Shares of Class A common stock presented in the table for Mr. Fielding includes (a) 14,458 shares of Class A common stock and (b) 38,114 shares of vested Class B common stock (and a corresponding number of vested LLC Units) convertible into shares of Class A common stock. Combined voting power also includes 22,661 shares of unvested Class B stock (and a corresponding number of unvested LLC Units) that will not vest within 60 days of March 24, 2016.

(12)
Shares of Class A common stock presented in the table for Mr. Jordan includes (a) 13,030 shares of Class A common stock, (b) 38,602 shares of vested Class B common stock (and a corresponding number of vested LLC Units) convertible into shares of Class A common stock and (c) 6,459 shares of unvested Class B common stock (and a corresponding number of unvested LLC Units) that will vest within 60 days of March 24, 2016. Combined voting power also includes 6,471 shares of unvested Class B stock (and a corresponding number of unvested LLC Units) that will not vest within 60 days of March 24, 2016.

(13)
Shares of Class A common stock presented in the table for Ms. Bowen includes (a) 13,030 shares of Class A common stock and (b) 15,370 shares of vested Class B common stock (and a corresponding number of vested LLC Units) convertible into shares of Class A common stock.

(14)
According to the Schedule 13G filed on February 11, 2016 by Mr. Covert and according to other information known to the Company. Includes (a) 1,447,778 shares of Class B common stock (and a corresponding number of LLC Units) convertible into shares of Class A common stock held by the

  Covert Family Limited Partnership and (b) 3,888 shares of Class A common stock held by Mr. Covert. Covert Operations, LLC is the general partner of the Covert Family Limited Partnership, and Mr. Covert is the manager of Covert Operations, and each may be deemed to beneficially own the securities held by the Covert Family Limited Partnership. Mr. Covert's address is c/o Adeptus Health Inc., 2941 Lake Vista Drive, Lewisville, Texas 75067.

(15)
Shares of Class A common stock and combined voting power presented in the table for Mr. Napolitano includes 5,592 shares of Class A common stock.

(16)
Mr. Rosenberg is an employee of Sterling Partners, however, Mr. Rosenberg disclaims beneficial ownership of the securities held by Sterling AIV Conduit, Sterling AIV and held on behalf of Sterling Fund Management, LLC. As described in footnote 3 above, grants of Class A common stock made to Mr. Rosenberg are held on behalf of Sterling Fund Management, LLC, which acts as an advisor to Sterling AIV Conduit and Sterling AIV.

(17)
Shares of Class A common stock presented in the table for Mr. Scott includes (a) 3,888 shares of Class A common stock, (b) 6,704 shares of vested Class B common stock (and a corresponding number of vested LLC Units) convertible into shares of Class A common stock and (c) 1,888 shares of unvested Class B common stock (and a corresponding number of unvested LLC Units) that will vest within 60 days of March 24, 2016 and be convertible into shares of Class A common stock. Combined voting power also includes 7,557 shares of unvested Class B stock (and a corresponding number of unvested LLC Units) that will not vest within 60 days of March 24, 2016.

(18)
Shares of Class A common stock presented in the table for Mr. Taylor includes (a) 3,888 shares of Class A common stock and (b) 51,059 shares of vested Class B common stock (and a corresponding number of vested LLC Units) convertible into shares of Class A common stock.

(19)
Shares of Class A common stock presented in the table for Mr. Vender includes (a) 3,888 shares of Class A common stock and (b) 27,518 shares of vested Class B common stock (and a corresponding number of vested LLC Units) convertible into shares of Class A common stock.

(20)
Shares of Class A common stock and combined voting power presented in the table for Mr. Mengert includes 1,772 shares of Class A common stock.

(21)
Shares of Class A common stock presented in the table for all directors and executive officers as a group includes (a) 2,343,730 shares of Class A common stock, (b) 4,839,210 shares of vested Class B common stock (and a corresponding number of vested LLC Units) convertible into shares of Class A common stock and (c) 16,963 shares of unvested Class B common stock (and a corresponding number of unvested LLC Units) that will vest within 60 days of March 24, 2016 and be convertible into shares of Class A common stock. Combined voting power also includes 45,305 shares of unvested Class B stock (and a corresponding number of unvested LLC Units) that will not vest within 60 days of March 24, 2016.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires executive officers and directors, a company's chief accounting officer and persons who beneficially own more than 10% of a company's common stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the NYSE. Executive officers, directors, the chief accounting officer and beneficial owners with more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely on our review of copies of such reports and written representations from our executive officers and directors, we believe that our executive officers and directors complied with all Section 16(a) filing requirements during 2015.

TRANSACTIONS WITH RELATED PERSONS

Stockholders' Agreement

        In June 2014, in connection with our initial public offering, we and funds affiliated with our Sponsor entered into a stockholders' agreement, which contains various governance provisions, including provisions relating to the voting of such parties' voting interests for the election of directors. Each of the parties to the stockholders' agreement agreed to vote for the directors designated pursuant to the agreement in the election of directors and will not vote to remove any such directors from the Board of Directors other than for cause. Pursuant to the stockholders' agreement, our Sponsor has the right to designate (i) a majority of the members of our Board of Directors so long as funds affiliated with our Sponsor beneficially own 50% or more of our then outstanding voting securities, (ii) 40% of the total number of members of our Board of Directors, so long as funds affiliated with our Sponsor beneficially own 40% or more, but less than 50%, of our then outstanding voting securities, (iii) 30% of the total number of members of our Board of Directors, so long as funds affiliated with our Sponsor beneficially own 30% or more, but less than 40%, of our then outstanding voting securities, (iv) 20% of the total number of members of our Board of Directors, so long as funds affiliated with our Sponsor beneficially own 20% or more, but less than 30%, of our then outstanding voting securities, and (v) 10% of the total number of members of our Board of Directors, so long as funds affiliated with our Sponsor beneficially own 5% or more, but less than 20%, of our Company's then outstanding voting securities. For so long as funds affiliated with our Sponsor beneficially own 35% or more of our then outstanding voting securities, our Sponsor shall have the right to designate (i) a majority of the members of our Nominating and Corporate Governance Committee and (ii) up to two members of our Compensation Committee. Additionally, for so long as funds affiliated with our Sponsor beneficially own 35% or more of our then outstanding voting securities, our Sponsor will have consent rights with respect to the following actions: (i) the hiring and firing of our chief executive officer; (ii) any Change of Control (as defined in therein); (iii) entering into any agreement providing for the acquisition or divestiture of assets or Persons (as defined therein) for aggregate consideration in excess of $50 million; and (iv) any issuance of equity securities by us or any of our subsidiaries for an aggregate consideration in excess of $50 million. The stockholders' agreement will terminate on the date that is one year after the date on which funds affiliated with our Sponsor cease to beneficially own 35% of our then outstanding voting securities. Funds affiliated with our Sponsor ceased to beneficially own more than 35% of our then outstanding common stock in August, 2015

Registration Rights Agreement

        In June 2014, in connection with our initial public offering, we entered into a registration rights agreement with the owners of Adeptus Health LLC prior to our initial public offering (collectively, the "Pre-IPO Unit Holders") that grants the Pre-IPO Unit Holders, their affiliates and certain of their transferees the right, under certain circumstances and subject to certain restrictions, to require us to register under the Securities Act shares of Class A common stock delivered in connection with the reorganization transactions and, following our initial public offering, in exchange for LLC Units pursuant to the exchange provisions of the Amended and Restated Limited Liability Company Agreement. Pursuant to the registration rights agreement, we filed a shelf registration statement registering secondary sales of Class A common stock.

Tax Receivable Agreement

        The Post-IPO Unit Holders, as holders of LLC Units of Adeptus Health LLC may (subject to the exchange provisions of the Amended and Restated Limited Liability Company Agreement) exchange their vested LLC Units (together with a corresponding number of shares of our vested Class B common stock) for shares of Class A common stock of Adeptus Health Inc. on a one-for-one basis. Adeptus Health LLC intends to make an election under Section 754 of the Code effective for each taxable year in which an exchange of LLC Units for shares of Class A common stock occurs, which is expected to result in increases to the tax basis of the assets of Adeptus Health LLC attributable to Adeptus Health Inc. The tax basis of the assets of Adeptus Health LLC was also increased upon the acquisition of an interest in such assets in 2011 by funds affiliated with our Sponsor and were increased upon the deemed transfer (for U.S. federal income tax purposes) of LLC Units to Adeptus Health Inc. in connection with our initial public offering. These increases in tax basis may reduce the amount of tax that Adeptus Health Inc. would otherwise be required to pay in the future. These increases in tax basis may also decrease gains (or increase losses) on future dispositions of certain assets to the extent tax basis is allocated to those assets.

        In June 2014, we entered into a tax receivable agreement with the Post-IPO Unit Holders and an affiliate of our Sponsor that provided for the payment, from time to time, by Adeptus Health Inc. to such Post-IPO Unit Holders and such affiliate of 85% of the amount of the benefits, if any, that Adeptus Health Inc. is deemed to realize as a result of increases in tax basis and certain other tax benefits related to our entering into the tax receivable agreement, including tax benefits attributable to payments under the tax receivable agreement. These payment obligations are obligations of Adeptus Health Inc. and not of Adeptus Health LLC. For purposes of the tax receivable agreement, the benefit deemed realized by Adeptus Health Inc. will be computed by comparing the actual income tax liability of Adeptus Health Inc. to the amount of such taxes that Adeptus Health Inc. would have been required to pay had there been no increase to the tax basis of our assets as a result of the purchase or exchanges or as a result of the 2011 acquisition (calculated with certain assumptions). The term of the tax receivable agreement will continue until all such tax benefits have been utilized or expired, unless one of the acceleration events described below occurs. Estimating the amount of payments that may be made under the tax receivable agreement is by its nature imprecise, insofar as the calculation of amounts payable depends on a variety of factors. The actual increase in tax basis, as well as the amount and timing of any payments under the tax receivable agreement, will vary depending upon a number of factors, including:

  •
  the price of shares of our Class A common stock at the time of the exchange—the tax basis increase in the assets of Adeptus Health LLC resulting from an exchange will be based on the price of shares of our Class A common stock at the time of the exchange;

  •
  the relative value of our assets at the time of the exchange—the increase in any tax deductions resulting from an exchange will vary depending on the relative fair market value of the depreciable or amortizable assets of Adeptus Health LLC at the time of the exchange; and

  •
  the amount and timing of our income—Adeptus Health Inc. will be required to pay 85% of the deemed benefits as and when deemed realized. If Adeptus Health Inc. does not have taxable income, Adeptus Health Inc. generally is not required (absent a change of control or other circumstances requiring an early termination payment) to make payments under the tax receivable agreement for that taxable year because no benefit will have been actually realized. However, any tax benefits that do not result in realized benefits in a given tax year will likely generate tax attributes that may be utilized to generate benefits in previous or future tax years. The utilization of such tax attributes will result in payments under the tax receivable agreement.

        We expect that the payments that Adeptus Health Inc. may make under the tax receivable agreement will be substantial. As a result, there may be a material negative effect on our liquidity if distributions to Adeptus Health Inc. by Adeptus Health LLC are not sufficient to permit Adeptus Health Inc. to make payments under the tax receivable agreement after it has paid taxes. Late payments under the tax receivable agreement will generally accrue interest at an uncapped rate equal to LIBOR plus 500 basis points. The payments under the tax receivable agreement are not conditioned upon the Post-IPO Unit Holders' or the Sponsor's affiliate's continued ownership of us.

        The amounts owing under the tax receivable agreement may be accelerated. If Adeptus Health Inc. exercises its right to terminate the tax receivable agreement, it must make aggregate payments equal to an amount based on the agreed payments remaining to be made under the agreements at that time. If Adeptus Health Inc. breaches any of its material obligations under the tax receivable agreement, all obligations will generally be accelerated and due as if Adeptus Health Inc. had exercised its right to terminate the agreement.

        Decisions made by certain of the Post-IPO Unit Holders in the course of running our business, such as with respect to mergers, asset sales, other forms of business combinations or other changes in control, may influence the timing and amount of payments that are received by exchanging or selling Post-IPO Unit Holders or the Sponsor's affiliate under the tax receivable agreement. For example, the earlier we dispose of assets following an exchange, the sooner the exchanging Post-IPO Unit Holder will generally receive payments under the tax receivable agreement, resulting in an increase in the present value of such payments. If we dispose of assets before an exchange, however, the disposition will increase the Post-IPO Unit Holders' tax liability without giving rise to any rights of a Post-IPO Unit Holder to receive payments under the tax receivable agreement.

        Payments under the tax receivable agreement will be based on the tax reporting positions that we will determine. Although we are not aware of any issue that would cause the IRS to challenge a tax basis increase, Adeptus Health Inc. will not be reimbursed for any payments previously made under the tax receivable agreement if it is later determined that we did not receive the anticipated corresponding tax benefit. As a result, in certain circumstances, payments could be made under the tax receivable agreement in excess of the benefits that Adeptus Health Inc. actually realizes in respect of the tax attributes subject to the tax receivable agreement.

        As of December 31, 2015, we had recorded an estimated payable pursuant to the tax receivable agreement of $191.3 million related to certain transactions in conjunction with our initial public offering that are expected to give rise to certain tax benefits in the future.

Amended and Restated Limited Liability Company Agreement of Adeptus Health LLC

        As a result of the reorganization transactions consummated in connection with our initial public offering, Adeptus Health Inc. holds LLC Units in Adeptus Health LLC and is the sole managing member of Adeptus Health LLC. Accordingly, Adeptus Health Inc. operates and controls all of the business and affairs of Adeptus Health LLC and, through Adeptus Health LLC and its operating entity subsidiaries, conducts our business.

        Pursuant to the Amended and Restated Limited Liability Company Agreement, Adeptus Health Inc. has the right to determine when distributions will be made to unit holders of Adeptus Health LLC and the amount of any such distributions. If a distribution is authorized, such distribution will be made to the holders of LLC Units pro rata in accordance with the percentages of their respective limited liability company interests.

        The holders of LLC Units, including Adeptus Health Inc., will incur United States federal, state and local income taxes on their share of any taxable income of Adeptus Health LLC. Net profits and net losses of Adeptus Health LLC will generally be allocated to its unit holders (including Adeptus Health Inc.) pro rata in accordance with the percentages of their respective LLC Units, except as otherwise required by law. The Amended and Restated Limited Liability Company Agreement, subject to certain limitations, provides for pro rata cash distributions, which we refer to as "tax distributions," to the holders of the LLC Units which will be computed based on our estimate of the net taxable income of Adeptus Health LLC multiplied by an assumed tax rate equal to the highest marginal effective rate applicable to either an individual or a corporation resident in either California or New York, New York (taking into account the non-deductibility of certain expenses and the character of our income).

Exchange Procedures

        The Amended and Restated Limited Liability Company Agreement gives the Post-IPO Unit Holders (or certain permitted transferees thereof) the right (subject to the terms of the Amended and Restated Limited Liability Company Agreement) to exchange vested LLC Units (together with a corresponding number of shares of our vested Class B common stock) for shares of our Class A common stock, subject to customary adjustments for stock splits, stock dividends and reclassifications. The exchange provisions, however, provides that a Post-IPO Unit Holder will not have the right to exchange LLC Units if Adeptus Health Inc. determines that such exchange would be prohibited by law or regulation or would violate other agreements with Adeptus Health Inc. to which such Post-IPO Unit Holder may be subject. As a holder exchanges LLC Units for shares of Class A common stock, the number of LLC Units held by Adeptus Health Inc. will correspondingly increase as it acquires the exchanged LLC Units.

        Each of our Post-IPO Unit Holders also holds shares of our Class B common stock. Although these shares have no economic rights, they allow Post-IPO Unit Holders to exercise voting power at Adeptus Health Inc., the managing member of Adeptus Health LLC. Under the amended and restated certificate of incorporation of Adeptus Health Inc., each holder of Class B common stock is entitled to one vote per share on matters presented to stockholders of Adeptus Health Inc. Accordingly, the voting power afforded to the Post-IPO Unit Holders by their shares of Class B common stock is automatically and correspondingly reduced as they sell LLC Units to Adeptus Health Inc. for cash as part of the reorganization transactions or subsequently exchange LLC Units for shares of Class A common stock of Adeptus Health Inc. pursuant to the exchange provisions of the Amended and Restated Limited Liability Company Agreement.

Advisory Services Agreement

        We entered into an Advisory Services Agreement with Sterling Fund Management, LLC, or SFM, an affiliate of Sterling Partners, on September 30, 2011, pursuant to which SFM provided management, consulting and financial services to us and our subsidiaries. Under the Advisory Services Agreement, SFM received an annual management fee, subject to certain adjustments, and reimbursement for certain expenses. In connection with our initial public offering, in June 2014, the Advisory Services Agreement was terminated, and we paid a one-time termination fee of $2.0 million to SFM.

License and Master Services Agreement

        We entered into a license and master services agreement with IO Phoenix One, LLC, or IO, an affiliate of our Sponsor on November 22, 2013, pursuant to which IO stores and maintains our data centers and modules at its Phoenix, Arizona location. We pay approximately $4,000 per month in license fees with an initial term of 36 months. The total amount payable under the agreement is approximately $148,000, with payments beginning on February 15, 2014.

Termination Payment

        In 2013, our then Chairman of the Board, Richard Covert, received a termination payment totaling $0.25 million for his previous services as the Chief Executive Officer.

Secured Recourse Promissory Note

        On April 12, 2012, Mr. Hall entered into a secured recourse promissory note pursuant to which he borrowed $250,000 from First Choice ER, LLC. The outstanding principal amount (plus interest) was repaid on May 15, 2014.

Letters of Credit Under Senior Secured Credit Facility

        Each of SCP III AIV THREE-FCER, LP, an affiliate of our Sponsor, an entity controlled by our current Chairman of the Board, Richard Covert, and Jacob Novak, our founder, together with his spouse, issued letters of credit in support of the Senior Secured Credit Facility in the following amounts, respectively: $49.6 million, $8.1 million and $8.1 million. An affiliate of Deutsche Bank Securities Inc. issued the secured letters of credit on behalf of Richard Covert and Jacob Novak. The letters of credit were extinguished upon completion of the initial public offering.

Related Person Transaction Policy

        Our Board of Directors has adopted a written statement of policy regarding transactions with related persons, which we refer to as our "related person transaction policy." Our related person transaction policy requires that a "related person" (as defined as in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to management any "related person transaction" (defined as any transaction that is anticipated would be reportable by us under Item 404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. Management will then promptly communicate that information to the approving body comprised of the disinterested members of the Board of Directors or a committee thereof for approval or ratification. It is our policy that directors recuse themselves from any vote on a related person transaction in which they have an interest.

STOCKHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING

        If any stockholder wishes to propose a matter for consideration at our 2017 Annual Meeting of Stockholders, the proposal should be mailed by certified mail return receipt requested, to our chief legal officer at Adeptus Health Inc., 2941 Lake Vista Drive, Lewisville, Texas 75067. To be eligible under the SEC's stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2017 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Secretary on or before December 16, 2016. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

        In addition, our by-laws permit stockholders to nominate directors and present other business for consideration at our Annual Meeting of Stockholders. To make a director nomination or present other business for consideration at the Annual Meeting of Stockholders to be held in 2017, you must submit a timely notice in accordance with the procedures described in our by-laws. To be timely, a stockholder's notice must be delivered to the Secretary at the principal executive offices of our Company not less than 90 days or more than 120 days prior to the first anniversary of the preceding year's annual meeting. Therefore, to be presented at our Annual Meeting to be held in 2017, such a proposal must be received on or after January 16, 2017, but not later than February 15, 2017. In the event that the date of the Annual Meeting of Stockholders to be held in 2017 is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of this year's Annual

Meeting of Stockholders, such notice by the stockholder must be so received no earlier than 120 days prior to the Annual Meeting of Stockholders to be held in 2017 and not later than the 90th day prior to such Annual Meeting of Stockholders to be held in 2017 or 10 calendar days following the day on which public announcement of the date of such Annual Meeting is first made. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our by-laws.

HOUSEHOLDING OF PROXY MATERIALS

        SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as "householding," provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting the chief legal officer at Adeptus Health Inc., 2941 Lake Vista Drive, Lewisville, Texas 75067.

OTHER BUSINESS

        The Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.

By Order of the Board of Directors,
Timothy L. Fielding Treasurer and Chief Financial Officer

        We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website (www.adhc.com) and click on "SEC Filings" under the "Investors" heading. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to:

  Chief Legal Officer
  Adeptus Health Inc.
  2941 Lake Vista Drive
  Lewisville, Texas 75067

Appendix A

ADEPTUS HEALTH INC.
STOCK PURCHASE PLAN

ADEPTUS HEALTH INC.
STOCK PURCHASE PLAN

ADEPTUS HEALTH INC.
STOCK PURCHASE PLAN

SECTION 1
PURPOSE AND TERM

1.1    Purpose.

        The purpose of the Adeptus Health Inc. Stock Purchase Plan (the "Plan") is to provide an incentive for Eligible Employees to devote their best efforts to the success of Adeptus Health Inc. (the "Company") and to afford such employees an opportunity to obtain a proprietary interest in the continued growth and prosperity of the Company through ownership of its common stock. The Company does not intend for the Plan to qualify as an "employee stock purchase plan" under Code Section 423, and the Plan authorizes the grant of options that do not satisfy the requirements of Code Section 423. However, except as specifically provided herein, the Company intends that the Plan be operated and administered for the benefit of Plan Participants in a manner similar to that of a plan that is qualified under Section 423 of the Code.

1.2    Term of Plan.

        The Plan shall continue in effect until the earlier of (a) its termination by the Board or (b) the date on which all of the shares of Stock available for issuance under the Plan have been issued.

SECTION 2
DEFINITIONS

2.1    Definitions.

        Whenever the following words and phrases are used in the Plan, they shall have the respective meanings set forth below:

  (a)
  "Act" means the Securities Exchange Act of 1934, as amended from time to time.

  (b)
  "Administrator" means each individual or committee designated by the Company to assist with day-to-day operation and administration of this Plan. The Administrator shall also include any third-party vendor hired by the Company to assist with the day-to-day operation and administration of this Plan.

  (c)
  "Affiliate" means any person or entity, other than a Subsidiary, that directly or indirectly controls, is controlled by, or is under common control with the Company.

  (d)
  "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

  (e)
  "Change in Control" means a Change in Control as defined in the Adeptus Health Inc. 2014 Omnibus Incentive Plan.

  (f)
  "Code" means the United States Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

  (g)
  "Committee" means the Compensation Committee of the Company's Board of Directors, or another committee of the Board duly appointed to administer the Plan, having such powers as shall be specified by the Board as described in Section 9. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

  (h)
  "Company" means Adeptus Health Inc. and any present or future parent corporation of the Company (as defined in Code Section 424(e)).

  (i)
  "Compensation" means taxable compensation during an Offering Period reportable on the Participant's IRS Form W-2, excluding reimbursements or other expense allowances, fringe benefits, moving expenses, deferred compensation, any payments made to an employee performing military service in lieu of wages the individual would have received from the employer if the individual were performing service for the employer, unused leave, and welfare benefits and including salary reduction contributions made to an employer sponsored cafeteria, qualified transportation fringe, simplified employee pension or 401(k) plan.

  (j)
  "Effective Date" means July 1, 2016, subject to stockholder approval as provided in Section 11.3 hereof.

  (k)
  "Eligible Employee" means each Employee of the Company or a Participating Company who on the day before the applicable Offering Date has (i) attained the age of 21 years and (ii) has completed 30 days of employment; provided, however, that (x) any Employee who, immediately after the grant of a Purchase Right hereunder, would own (within the meaning of Code Section 424(d)) Stock (including stock that such employee may purchase under outstanding options) possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of a Subsidiary, shall be ineligible to participate in the Plan and (y) any Employee who has served or been served notice of termination at or prior to the start of the Enrollment Period for a corresponding Offering Period shall be ineligible to participate in the Plan.

  (l)
  "Employee" means an employee of the Company or a Participating Company. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's participation in or other rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

  (m)
  "Enrollment Period" means the period commencing no later than December 1, March 1, June 1 and September 1 and ending no earlier than December 10, March 10, June 10 and September 10 preceding the Offering Periods commencing on January 1, April 1, July 1 and October 1, respectively; provided, however, that no Enrollment Period shall extend beyond the start of any Offering Period.

  (n)
  "Fair Market Value" means, for a given date, the closing sales price of a share of Stock reported on the primary exchange where the Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported.

  (o)
  "Offering" means the Company's grant of a Purchase Right as described in Section 5.

  (p)
  "Offering Date" means the first day of each Offering Period.

  (q)
  "Offering Period" means the consecutive three (3) month period commencing each January 1, April 1, July 1 and October 1, or such other period as may be established by the Board in its sole discretion.

  (r)
  "Participant" means an Eligible Employee who has elected to participate in the Plan for an Offering Period by enrolling in the Plan for such Offering Period in accordance with procedures established by the Administrator as described in Section 3.2.

  (s)
  "Participating Company" means the Company and any Subsidiary or Affiliate designated by the Board or the Committee as a company that may offer participation in the Plan to its Eligible Employees. Each of the Board and the Committee shall have the sole and absolute discretion to determine from time to time when and if the Company or a Subsidiary or Affiliate shall be classified as a Participating Company.

  (t)
  "Plan" means the Adeptus Health Inc. Stock Purchase Plan.

  (u)
  "Purchase Date" means the last day of each Purchase Period.

  (v)
  "Purchase Period" means the consecutive three (3) month periods commencing on the first day of January, April, July and October coincident with each Offering Period or such other period as may be established by the Board in its sole discretion.

  (w)
  "Purchase Price" means the price at which a share of Stock may be purchased under the Plan, as established from time to time by the Board. For the first Offering Period and all subsequent Offering Periods unless otherwise established by the Board, the "Purchase Price" shall mean 85% of the Fair Market Value of a share of Stock on the Offering Date or the Purchase Date, whichever is lower.

  (x)
  "Purchase Right" means an option granted to a Participant pursuant to the Plan to purchase shares of stock as provided in Section 5, which the Participant may or may not exercise during the Offering Period.

  (y)
  "Stock" means Class A common stock, par value $0.01 per share, of the Company, as adjusted from time to time in accordance with Section 8.1.

  (z)
  "Subsidiary" means a present or future "subsidiary corporation" of the Company within the meaning of Code Section 424(f).

2.2    Construction.

        Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

SECTION 3
ELIGIBILITY AND PARTICIPATION

3.1    Eligibility.

        An Employee may elect to participate in the Plan as of the first Offering Date on which such person becomes an Eligible Employee by complying with the enrollment procedures set forth in Section 3.2.

3.2    Participation.

  (a)
  Each Eligible Employee may elect to participate in the Plan by completing an enrollment agreement in the form provided by the Company and filing such enrollment agreement with the Administrator prior to the applicable Offering Date. An Eligible Employee who does not timely submit a properly completed enrollment agreement to the Administrator during the Enrollment Period for an Offering Period shall not participate in the Plan for that Offering Period but shall be eligible to elect to participate in the Plan for any subsequent Offering Period by timely submitting a properly completed enrollment agreement to the Administrator during the Enrollment Period for any future Offering Period.

  (b)
  A Participant may deliver to the Administrator a new enrollment agreement for each Offering Period in accordance with the procedures established in Section 4.

  (c)
  A Participant who (i) has elected to participate in the Plan pursuant to Subsection (a) for an Offering Period, and (ii) takes no action to change or revoke such election (in accordance with such procedures as established by the Company) as of the first day of the next following Offering Period, shall be deemed to have made the same election to participate in the Plan, including the same payroll deduction authorization, for each subsequent Offering Period. A Participant who is automatically enrolled in the Plan for an Offering Period pursuant to the preceding sentence shall not be required to deliver an additional enrollment agreement to the Administrator for the subsequent Offering Period.

3.3    Termination of Employment or Loss of Eligibility.

  (a)
  In the event that the employment of a Participant is terminated prior to a Purchase Date, for any reason, including retirement, disability or death, or in the event a Participant is no longer an Eligible Employee, the Participant's participation in the Plan, and all other rights thereunder, shall terminate immediately and thereupon, automatically and without any further act on his or her part, such Participant's payroll deduction authorization shall terminate. Payroll deductions credited to the Participant's Plan account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant's death, to the Participant's legal representative. Interest shall not be paid on payroll deductions returned unless otherwise required under applicable law.

  (b)
  A Participant whose participation in the Plan has been terminated may become eligible to participate in the Plan for any subsequent Offering Period by again satisfying the requirements of Sections 3.1 and 3.2.

3.4    Voluntary Withdrawal from Plan.

        A Participant may withdraw from the Plan at any time and receive a refund of all payroll deductions credited to his or her Plan account that have not been applied toward the purchase of Stock by submitting a withdrawal election to the Administrator in accordance with such procedures as established by the Company, provided such withdrawal election is submitted to the Administrator on or before the first day of the calendar month in which the applicable Purchase Date occurs. A Participant who withdraws the balance credited to his or her Plan account shall be deemed to have withdrawn from the Plan. Amounts withdrawn shall be returned to the Participant as soon as practicable after the withdrawal and may not be applied to the purchase of shares of Stock in any other Offering under the Plan. A Participant who withdraws from the Plan shall be prohibited from resuming participation in the Plan for the same Offering Period but may participate in any subsequent Offering Period by satisfying Sections 3.1 and 3.2. The Company may from time to time establish or change limitations on the frequency of withdrawals permitted under this Section, establish a minimum amount that must be retained in the Participant's Plan account, or terminate the withdrawal right provided by this Section.

SECTION 4
PAYROLL DEDUCTIONS AND PARTICIPANT ACCOUNTS

4.1    Payroll Deductions.

  (a)
  Shares of Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from a Participant's Compensation accumulated during the Offering Period for which such Purchase Right was granted.

  (b)
  An Eligible Employee who elects to enroll in the Plan as a Participant shall designate in the enrollment agreement a whole percentage from one percent (1%) to twenty percent (20%) of his or her Compensation to be deducted each pay period during the Offering Period and paid into his or her Plan account; provided, however, that the maximum payroll deduction for each calendar year shall be US$10,000. Notwithstanding the foregoing, the Board may change the limits on payroll deductions effective as of any future Offering Date.

  (c)
  Payroll deductions shall commence on the first payday following the Offering Date and shall continue to be deducted each payday through the end of the Offering Period, unless modified as otherwise provided herein.

  (d)
  Interest shall not be paid on a Participant's payroll deductions paid into his or her Plan account.

  (e)
  A Participant may elect to withdraw his or her payroll deductions pursuant to Section 3.4.

  (f)
  During an Offering Period, a Participant may not elect to increase or decrease the current rate of payroll deductions.

4.2    Participant Accounts.

        Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions or other amounts contributed to the Plan by or on behalf of a Participant shall be credited to such Participant's Plan account and shall be deposited with the general funds of the Company. All payroll deductions or other amounts contributed to the Plan by or on behalf of a Participant may be used by the Company for any corporate purpose, in accordance with applicable law.

SECTION 5
GRANT OF PURCHASE RIGHT

5.1    General.

        On each Offering Date, the Company shall grant to each Participant a Purchase Right under the Plan to purchase shares of Stock.

5.2    Term of Purchase Right.

        Each Purchase Right shall have a term equal to the length of the Offering Period to which the Purchase Right relates.

5.3    Number of Shares Subject to a Purchase Right.

        Because the Plan is not intended to satisfy Code Section 423, there is no maximum Fair Market Value of Stock that an Eligible Employee may purchase under the Plan in any calendar year, and the limitation under Code Section 423(b)(8) specifically does not apply.

5.4    Compliance with Code Section 409A.

        It is intended that the Purchase Rights granted under the Plan shall not be "deferrals of compensation" subject to Code Section 409A as provided in the exception in Treasury Regulation Section 1.409A-1(b)(4) ("short-term deferrals"), and that the provisions of this Plan shall otherwise comply with Code Section 409A, and all provisions of this Plan shall be construed, interpreted and operated accordingly.

5.5    No Assignment.

        A Purchase Right granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or purported assignment by a Participant of a Purchase Right or any rights granted under the Plan.

5.6    Rights As Shareholder And Employee.

        With respect to shares of Stock subject to an Offering, a Participant shall not be deemed to be a stockholder and shall not have any of the rights or privileges of a stockholder by virtue of the Participant's participation in the Plan until such Purchase Right has been exercised and the certificate for the shares purchased pursuant to the exercise has been issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 8.1. Nothing herein shall confer upon a Participant any right to continue in the employ of a Participating Company, or interfere in any way with any right of a Participating Company to terminate the Participant's employment at any time, except as otherwise provided under applicable law.

5.7    Notices.

        All notices or other communications by a Participant to the Board, the Committee and/or the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Administrator.

SECTION 6
EXERCISE OF PURCHASE RIGHT

6.1    Exercise of Purchase Right.

        The Purchase Right for each Participant shall be automatically exercised on each Purchase Date and such Participant shall automatically acquire the number of whole shares of Stock determined by dividing (i) the total amount of the Participant's payroll deductions accumulated in his or her Plan account during the Purchase Period by (ii) the Purchase Price, to the extent the issuance of Stock to such Participant upon such exercise is lawful. Any cash balance remaining in a Participant's Plan account following any Offering Period shall be refunded to the Participant as soon as practicable after such Offering Period ends or held for the next Purchase Period, as determined by the Committee.

6.2    Oversubscription.

        In the event, with respect to any Offering hereunder, that the number of shares of Stock that might be purchased by all Participants in the Plan on a Purchase Date exceeds the number of shares of Stock available in the Plan as provided in Section 7.1, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.

6.3    Delivery of Stock.

        As soon as practicable after each Purchase Date, the Company shall arrange the delivery to each Participant of one or more certificates representing the shares of Stock acquired by the Participant on such Purchase Date; provided, however, that the Company may deliver such shares electronically to a broker that holds such shares in street name for the benefit of the Participant.

6.4    Tax Withholding.

        At the time a Participant's Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the federal, state and local tax withholding obligations of the Participating Company that arise upon exercise of the Purchase Right or upon such disposition of shares, if any, in accordance with such procedures and withholding methods as may be established by the Company. The Participating Company may, but shall not be obligated to, withhold from any compensation or other amounts payable to the Participant the amount necessary to meet such withholding obligations.

6.5    Expiration of Purchase Right.

        Any portion of a Participant's Purchase Right remaining unexercised at the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of such Offering Period.

6.6    Reports to Participants.

        Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant's Plan account setting forth the total payroll deductions accumulated prior to such exercise, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded to the Participant pursuant to Section 6.1. The report may be delivered in such form and by such means, including by electronic transmission, as the Company may determine.

6.7    Notification of Sale of Shares.

        Each Participant shall give the Company and/or the Administrator prompt notice of any disposition of Stock acquired pursuant to the Purchase Rights granted under the Plan in accordance with such procedures as may be established by the Company. The Company may require that until such time as a Participant disposes of Stock acquired pursuant to Purchase Rights granted under the Plan, the Participant shall hold all such shares in the Participant's name until the lapse of the time periods with respect to such Purchase Rights. The Company may direct that the certificates evidencing shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

SECTION 7
STOCK SUBJECT TO THE PLAN

7.1    Stock Subject to the Plan.

        The maximum aggregate number of shares of Stock that may be issued under the Plan is Two hundred eighty-five thousand three hundred thirty-six (285,336), subject to adjustment in accordance with Section 8.1. Shares of Stock issued pursuant to the Plan may be Treasury Stock, authorized but unissued shares of Stock, or Stock purchased in the open market.

7.2    Legends.

        The Company may at any time place legends or other identifying symbols referencing any applicable federal, state or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section.

7.3    Securities Laws.

        The Company shall not be obligated to issue any Stock pursuant to any offering under the Plan at any time when the offer, issuance, or sale of shares covered by such Offering (i) has not been registered under the Securities Act of 1933, as amended, or does not comply with such other federal, state or non-U.S. laws, rules or regulations, or the requirements of any stock exchange upon which the Stock may then be listed, as the Company or the Board deems applicable, and (ii) in the opinion of legal counsel for the Company, there is no exemption from the requirements of such laws, rules, regulations, or requirements available for the offer, issuance, and sale of such shares. Further, all stock acquired pursuant to the Plan shall be subject to the Company's policies concerning compliance with securities laws and regulations, as such policies may be amended from time to time. The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of federal, state or local law with respect to such securities. The inability of the Company to obtain, from any regulatory body having jurisdiction, the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability with respect to the failure to issue or sell such shares. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

SECTION 8
RECAPITALIZATION, REORGANIZATION AND CHANGE IN CONTROL

8.1    Adjustments for Changes in Stock.

        In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, or in the event of any merger (including a merger effected for the purpose of changing the Company's domicile), sale of assets or other reorganization in which the Company is a party, appropriate adjustments shall be made to the number and class of shares of Stock subject to the Plan and to each Purchase Right, and to the Purchase Price of such shares. If a majority of the shares which are of the same class as the shares of Stock that are subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change in Control as described in Section 8.2) shares of another corporation, the Board may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are exercisable for new shares. In the event of any such amendment, the number of shares subject to, and the Purchase Price of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Any fractional share resulting from an adjustment pursuant to this Section 8.1 shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Board pursuant to this Section 8.1 shall be final, binding and conclusive.

8.2    Change in Control.

        In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Company"), may assume the Company's rights and obligations under the Plan. If the Acquiring Company elects not to assume the Company's rights and obligations under outstanding Purchase Rights, the Purchase Date of the then current Offering Period shall be accelerated to a date before the date of the Change in Control specified by the Board, but the number of shares of Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights that are neither assumed by the Acquiring Company in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

SECTION 9
PLAN ADMINISTRATION

9.1    Administration by the Board.

        The Plan shall be administered by the Committee, which shall be appointed by the Board. All questions of interpretation of the Plan, any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Committee and shall be final and binding upon all persons having an interest in the Plan or the Purchase Right. Subject to the provisions of the Plan, the Committee shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan, and may, in its sole discretion, suspend a Participant's payroll deductions under the Plan or exclude an Employee from Plan participation in an Offering Period as the Committee deems advisable as necessary or appropriate to comply with applicable law or to comply with the Company's insider trading policies. The Committee may assign any of its administrative tasks set forth herein to the Company, except that the Committee may not delegate the task of designating Participating Companies, or its authority to make adjustments pursuant to Section 8.1. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

9.2    Authority of Officers.

        Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of, or that is allocated to, the Company herein, provided that the officer has apparent authority with respect to such matter, right, obligation, determination or election.

9.3    Policies and Procedures Established by the Company.

        The Company may, from time to time, consistent with the Plan, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its sole discretion, for the proper administration of the Plan, including, without limitation: (i) a minimum payroll deduction amount required for participation in an Offering; (ii) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering; (iii) an exchange ratio applicable to amounts withheld in a currency other than United States dollars; (iv) a supplemental payment or payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company's delay or mistake in processing an enrollment agreement or in otherwise effecting a Participant's election under the Plan; and (v) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan.

9.4    Designation of Participating Companies.

        The Committee shall have the power and authority to designate additional Subsidiaries and Affiliates as Participating Companies from time to time without additional shareholder approval so long as any such entity satisfies the definition of Subsidiary or Affiliate before the designation is made.

SECTION 10
INDEMNIFICATION

10.1    Indemnification.

        In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of a Participating Company, members of the Board and any officers or employees of a Participating Company to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

SECTION 11
PLAN AMENDMENT OR TERMINATION

11.1    Termination.

        The Board may at any time terminate the Plan, except that such termination shall not affect Purchase Rights previously granted under the Plan. If the Plan is terminated, the Board, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit Offering Periods to expire in accordance with their terms. If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants' accounts which have not been used to purchase shares will be returned to the Participants (without interest thereon, except as otherwise required under local laws) as soon as administratively practicable.

11.2    Amendment.

        The Board may make such modification, suspension or amendment to the Plan as it shall deem advisable; provided, however, that no amendment may adversely affect a Purchase Right previously granted under the Plan (except to the extent permitted by the Plan or as may be necessary to comply with applicable law or to obtain qualification or registration of the shares of Stock under applicable federal, state or local laws).

11.3    Effective Date and Approval of Stockholders.

        The Plan shall take effect on the later of the date it is adopted by the Board or the date it is approved by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present or by written consent of the stockholders. Notwithstanding the foregoing, an Offering Period can commence after Board approval but prior to stockholder approval; provided, however, that options granted under such Offering Period shall be contingent on receipt of stockholder approval, and if stockholder approval is not obtained, all employee contributions for such Offering Period shall be promptly refunded and no shares of Stock may be issued under the Plan.

Appendix B

AMENDED AND RESTATED
ADEPTUS HEALTH INC.
2014 OMNIBUS INCENTIVE PLAN

1.    Purpose.

        (a)   The purpose of the Amended and Restated Adeptus Health Inc. 2014 Omnibus Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company's stockholders.

        (b)   The Adeptus Health Inc. 2014 Omnibus Incentive Plan (the "Original Plan") was originally adopted by the Board on June 23, 2014, and was amended and restated as of the Effective Date, conditioned on, and subject to, the approval of the Company's stockholders at its 2016 annual meeting. Notwithstanding anything in the Plan to the contrary, Awards may be granted under the Plan prior to and conditioned upon the stockholder approval of the Plan; provided, however, that if such shareholder approval is not obtained, both the Plan and the Awards granted under the Plan, shall be void ab initio, and the terms of the Original Plan shall remain in full force and effect without regard to this amendment and restatement.

2.    Definitions.    The following definitions shall be applicable throughout the Plan.

        (a)   "Absolute Share Limit" has the meaning given such term in Section 5(b) of the Plan.

        (b)   "Affiliate" means any Person that directly or indirectly controls, is controlled by or is under common control with the Company. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

        (c)   "Award" means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Equity-Based Award, Other Cash-Based Award and Performance Compensation Award granted under the Plan.

        (d)   "Award Agreement" means the document or documents by which each Award (other than an Other-Cash Based Award) is evidenced, which may be in written or electronic form.

        (e)   "Board" means the Board of Directors of the Company.

        (f)    "Cause" means, as to any Participant, unless the applicable Award Agreement states otherwise, (i) "Cause," as defined in any employment or consulting agreement between the Participant and the Service Recipient in effect at the time of such Termination; or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of "Cause" contained therein), (A) the Participant's gross negligence or willful misconduct in the performance of Participant's duties to the Service Recipient; (B) the determination of the Board that the Participant has committed a felony or other crime causing harm to the Company or its Affiliates or any act constituting fraud with respect to the Company or its Affiliates; (C) breach by the Participant of any terms or conditions of any agreement or obligation to the Company or its Affiliates; (D) the Participant shall have refused to perform directives of the Board or any officer to whom such Participant reports, or the board of directors of any Affiliate (or any officer of such Affiliate) that are consistent with the scope and nature of Participant's duties and responsibilities as an employee or service provider of the Company or its Affiliates; or (E) the Participant shall have engaged in the unlawful use (including being under the influence) or possession of illegal drugs.

        (g)   "Change in Control" means:

            (i)  the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock, treating, for the avoidance of doubt, all then-outstanding LLC Units as shares of Common Stock assuming the full exchange of then-outstanding LLC Units for shares of Common Stock in accordance with the Exchange Provision or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate; (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate; or (III) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of Persons including the Participant (or any entity controlled by the Participant or any group of Persons including the Participant);

           (ii)  during any period of 24 months, individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; or

          (iii)  the sale, transfer or other disposition of all or substantially all of the assets of the Company to any Person that is not an Affiliate of the Company.

        (h)   "Code" means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

        (i)    "Committee" means the Compensation Committee of the Board or any properly delegated subcommittee thereof or, if no such Compensation Committee or subcommittee thereof exists, the Board.

        (j)    "Common Stock" means the Class A common stock, par value $0.01 per share, of the Company (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).

        (k)   "Company" means Adeptus Health Inc., a Delaware corporation, and any successor thereto.

        (l)    "Date of Grant" means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

        (m)  "Designated Foreign Subsidiaries" means all Affiliates organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

        (n)   "Detrimental Activity" means any of the following: (i) unauthorized disclosure of any confidential or proprietary information of the Company or its Affiliates; (ii) any activity that would be grounds to terminate the Participant's employment or service with the Service Recipient for Cause; (iii) the breach of any noncompetition, nonsolicitation or other agreement containing restrictive covenants, with the Company or its Affiliates; or (iv) fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion.

        (o)   "Disability" means, as to any Participant, unless the applicable Award Agreement states otherwise, (i) "Disability," as defined in any employment or consulting agreement between the Participant and the Service Recipient in effect at the time of such Termination; or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of "Disability" contained therein), a condition entitling the Participant to receive benefits under a long-term disability plan of the Company or an Affiliate, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced. Any determination of whether Disability exists shall be made by the Company in its sole and absolute discretion.

        (p)   "Effective Date" means [                  ], 2016.

        (q)   "Eligible Director" means a person who is (i) with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act, a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act; and (ii) with respect to actions intended to obtain the exception for performance-based compensation under Section 162(m) of the Code, an "outside director" within the meaning of Section 162(m) of the Code.

        (r)   "Eligible Person" means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act, who, in the case of each of clauses (i) through (iii) above has entered into an Award Agreement or who has received written notification from the Committee or its designee that they have been selected to participate in the Plan. Solely for purposes of this Section 2(q), "Affiliate" shall be limited to: (1) a Subsidiary; (2) any parent corporation of the Company within the meaning of Section 424(e) of the Code ("Parent"); (3) any corporation, trade or business of which 50% or more of the combined voting power of such entity's outstanding securities is directly or indirectly controlled by the Company or any Subsidiary or Parent; or (4) any corporation, trade or business which, directly or indirectly, controls 50% or more of the combined voting power of the outstanding securities of the Company.

        (s)   "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

        (t)    "Exchange Provision" means Section 3.6 of the LLC Agreement.

        (u)   "Exercise Price" has the meaning given such term in Section 7(b) of the Plan.

        (v)   "Fair Market Value" means, on a given date, if (i) the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock.

        (w)  "Immediate Family Members" has the meaning given such term in Section 14(b) of the Plan.

        (x)   "Incentive Stock Option" means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

        (y)   "Indemnifiable Person" has the meaning given such term in Section 4(e) of the Plan.

        (z)   "LLC Agreement" means the Amended and Restated Limited Liability Company Agreement of Adeptus Health, LLC.

        (aa) "LLC Units" means the Units (as defined in the LLC Agreement) of Adeptus Health LLC.

        (bb) "Negative Discretion" means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a an Other Cash-Based Award that is designated as a Performance Compensation Award consistent with Section 162(m) of the Code.

        (cc) "Nonqualified Stock Option" means an Option which is not designated by the Committee as an Incentive Stock Option.

        (dd) "Non-Employee Director" means a member of the Board who is not an employee of the Company or any Affiliate; provided, that for solely for purposes of this definition, an individual shall not fail to constitute a Non-Employee Director solely due to the fact that such individual is employed by a direct or indirect shareholder of the Company, provided that such individual is not employed by the Company or any of its Subsidiaries.

        (ee) "NYSE" means the New York Stock Exchange.

        (ff)  "Option" means an Award granted under Section 7 of the Plan.

        (gg) "Option Period" has the meaning given such term in Section 7(c) of the Plan.

        (hh) "Original Plan" has the meaning given to such term in Section 1(b) of the Plan.

         (ii)  "Other Cash-Based Award" means an Award that is not a Stock Appreciation Right or Restricted Stock Unit granted under Section 10 of the Plan that is denominated and/or payable in cash.

        (jj)   "Other Equity-Based Award" means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Performance Compensation Award that is granted under Section 10 of the Plan and is (i) payable by delivery of Common Stock and/or (ii) measured by reference to the value of Common Stock.

        (kk) "Participant" means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to the Plan.

        (ll)   "Performance Compensation Award" means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

        (mm)  "Performance Criteria" means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goals for a Performance Period with respect to any Performance Compensation Award under the Plan.

        (nn) "Performance Formula" means, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

        (oo) "Performance Goals" means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

        (pp) "Performance Period" means the one or more periods of time of not less than 12 months, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance Compensation Award.

        (qq) "Permitted Transferee" has the meaning set forth in Section 14(b) of the Plan.

        (rr)  "Person" means any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision).

        (ss)  "Plan" means this Amended and Restated Adeptus Health Inc. 2014 Omnibus Incentive Plan, as it may be amended or restated from time to time.

        (tt)  "Restricted Period" means the period of time determined by the Committee during which an Award is subject to restrictions, including vesting conditions.

        (uu) "Restricted Stock" means Common Stock, subject to certain specified restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

       (vv)  "Restricted Stock Unit" means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

        (ww)  "SAR Period" has the meaning given such term in Section 8(c) of the Plan.

       (xx)  "Securities Act" means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

        (yy) "Service Recipient" means, with respect to a Participant holding a given Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

        (zz) "Stock Appreciation Right" or "SAR" means an Award granted under Section 8 of the Plan.

        (aaa)  "Strike Price" has the meaning given such term in Section 8(b) of the Plan.

        (bbb)  "Subsidiary" means, with respect to any specified Person:

            (i)  any corporation, association or other business entity of which more than 50% of the total voting power of shares of such entity's voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders' agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

           (ii)  any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

        (ccc)  "Substitute Awards" has the meaning given such term in Section 5(e) of the Plan.

        (ddd)  "Sub-Plans" means, any sub-plan to this Plan that has been adopted by the Board or the Committee for the purpose of permitting the offering of Awards to employees of certain Designated Foreign Subsidiaries or otherwise outside the United States of America, with each such sub-plan designed to comply with local laws applicable to offerings in such foreign jurisdictions. Although any Sub-Plan may be designated a separate and independent plan from the Plan in order to comply with applicable local laws, the Absolute Share Limit and the other limits specified in Section 5(b) shall apply in the aggregate to the Plan and any Sub-Plan adopted hereunder.

        (eee)  "Termination" means the termination of a Participant's employment or service, as applicable, with the Service Recipient for any reason.

        3.    Effective Date; Duration.    The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

        4.    Administration.

          (a)   The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan that is intended to qualify for the exemptions provided by Rule 16b-3 or to qualify as performance-based compensation under Section 162(m) of the Code, as applicable, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any action by the Committee that is otherwise valid under the Plan.

          (b)   Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled in or exercised for cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (x) adopt Sub-Plans.

          (c)   Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Subsidiary the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to Persons (i) who are Non-Employee Directors, (ii) who are subject to Section 16 of the Exchange Act, or (iii) who are, or could reasonably be expected to be, "covered employees" for purposes of Section 162(m) of the Code.

          (d)   Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or Award Agreements shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including, without limitation, the Company, any of its Affiliates, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

          (e)   No member of the Board, the Committee or any employee or agent of the Company or any Subsidiary (each such Person, an "Indemnifiable Person") shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys' fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made under the Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company's approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company's choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person's fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company's Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company's or any Subsidiary's organizational documents, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

          (f)    Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

        5.    Grant of Awards; Shares Subject to the Plan; Limitations.

          (a)   The Committee may, from time to time, grant Awards to one or more Eligible Persons.

          (b)   Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 12 of the Plan, no more than 1,033,500 shares of Common Stock (the "Absolute Share Limit") shall be available for Awards under the Plan; (ii) subject to Section 12 of the Plan, grants of Options or SARs under the Plan in respect of no more than 70,200 shares of Common Stock may be made to any individual Participant during any single fiscal year of the Company (for this purpose, if a SAR is granted in tandem with an Option (such that the SAR expires with respect to the number of shares of Common Stock for which the Option is exercised), only the shares underlying the Option shall count against this limitation); (iii) subject to Section 12 of the Plan, no more than the number of shares of Common Stock equal to the Absolute Share Limit may be issued in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan; (iv) subject to Section 12 of the Plan, no more than 100,000 shares of Common Stock may be issued in respect of Performance Compensation Awards denominated in shares of Common Stock granted pursuant to Section 11 of the Plan to any individual Participant for a single fiscal year during a Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year), or in the event such share denominated Performance Compensation Award is paid in cash, other securities, other Awards or other property, no more than the Fair Market Value of such shares of Common Stock on the last day of the Performance Period to which such Award relates; (v) the maximum number of shares of Common Stock subject to Awards granted during a single fiscal year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the fiscal year, shall not exceed $300,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); and (vi) the maximum amount that can be paid to any individual Participant for a single fiscal year during a Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year) pursuant to a Performance Compensation Award denominated in cash (described in Section 11(a) of the Plan) shall be $3,000,000.

          (c)   Other than with respect to Substitute Awards, to the extent that an Award expires or is canceled, forfeited, terminated, settled in cash, or otherwise is settled without delivery to the Participant of the full number of shares of Common Stock to which the Award related, the undelivered shares will again be available for grant. Shares of Common Stock withheld in payment of the exercise price or taxes relating to an Award and shares equal to the number of shares surrendered in payment of any Exercise Price or Strike Price, or taxes relating to an Award, shall be deemed to constitute shares not issued to the Participant and shall be deemed to again be available for Awards under the Plan; provided, however, that such shares shall not become available for issuance hereunder if either: (i) the applicable shares are withheld or surrendered following the termination of the Plan; or (ii) at the time the applicable shares are withheld or surrendered, it would constitute a material revision of the Plan subject to stockholder approval under any then-applicable rules of the national securities exchange on which the Common Stock is listed.

          (d)   Shares of Common Stock issued by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase or a combination of the foregoing.

          (e)   Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines ("Substitute Awards"). Substitute Awards shall not be counted against the Absolute Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for issuance under the Plan.

        6.    Eligibility.    Participation in the Plan shall be limited to Eligible Persons.

        7.    Options.

          (a)    General.    Each Option granted under the Plan shall be evidenced by an Award Agreement, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

          (b)    Exercise Price.    Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price ("Exercise Price") per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant.

          (c)   Vesting and Expiration; Termination.

              (i)  Options shall vest and become exercisable in such manner and on such date or dates or upon such events as determined by the Committee; provided, however, that notwithstanding any such vesting dates or events, the Committee may in its sole discretion accelerate the vesting of any Options at any time and for any reason. Options shall expire upon a date determined by the Committee, not to exceed 10 years (the "Option Period"); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company's insider trading policy (or Company-imposed "blackout period"), then the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition. Notwithstanding the foregoing, in no event shall the Option Period exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate.

             (ii)  Unless otherwise provided by the Committee, whether in an Award Agreement or otherwise, in the event of: (A) a Participant's Termination by the Service Recipient for Cause, all outstanding Options granted to such Participant shall immediately terminate and expire; (B) a Participant's Termination due to death or Disability, each outstanding unvested Option granted to such Participant shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for one year thereafter (but in no event beyond the expiration of the Option Period); and (C) a Participant's Termination for any other reason, each outstanding unvested Option granted to such Participant shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for 90 days thereafter (but in no event beyond the expiration of the Option Period).

          (d)    Method of Exercise and Form of Payment.    No shares of Common Stock shall be issued pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-U.S. income, employment and any other applicable taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable: (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual issuance of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest; or (ii) by such other method as the Committee may permit in its sole discretion, including, without limitation (A) in other property having a fair market value on the date of exercise equal to the Exercise Price; (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted "cashless exercise" pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise issuable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) a "net exercise" procedure effected by withholding the minimum number of shares of Common Stock otherwise issuable in respect of an Option that are needed to pay the Exercise Price. Any fractional shares of Common Stock shall be settled in cash.

          (e)    Notification upon Disqualifying Disposition of an Incentive Stock Option.    Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Common Stock.

          (f)    Compliance With Laws, etc.    Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, as amended from time to time, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

        8.    Stock Appreciation Rights.

          (a)    General.    Each SAR granted under the Plan shall be evidenced by an Award Agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

          (b)    Strike Price.    Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price ("Strike Price") per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.

          (c)   Vesting and Expiration; Termination.

              (i)  A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable in such manner and on such date or dates or upon such events as determined by the Committee; provided, however, that notwithstanding any such vesting dates or events, the Committee may in its sole discretion accelerate the vesting of any SAR at any time and for any reason. SARs shall expire upon a date determined by the Committee, not to exceed 10 years (the "SAR Period"); provided, that if the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company's insider trading policy (or Company-imposed "blackout period"), the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition.

             (ii)  Unless otherwise provided by the Committee, whether in an Award Agreement or otherwise, in the event of: (A) a Participant's Termination by the Service Recipient for Cause, all outstanding SARs granted to such Participant shall immediately terminate and expire; (B) a Participant's Termination due to death or Disability, each outstanding unvested SAR granted to such Participant shall immediately terminate and expire, and each outstanding vested SAR shall remain exercisable for one year thereafter (but in no event beyond the expiration of the SAR Period); and (C) a Participant's Termination for any other reason, each outstanding unvested SAR granted to such Participant shall immediately terminate and expire, and each outstanding vested SAR shall remain exercisable for 90 days thereafter (but in no event beyond the expiration of the SAR Period).

          (d)    Method of Exercise.    SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.

          (e)    Payment.    Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local and non-U.S. income, employment and any other applicable taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.

        9.    Restricted Stock and Restricted Stock Units.

          (a)    General.    Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Each Restricted Stock and Restricted Stock Unit so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

          (b)    Stock Certificates and Book-Entry; Escrow or Similar Arrangement.    Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued or shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company's directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than issued to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 14(a) of the Plan or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including, without limitation, the right to vote such Restricted Stock; provided that if the lapsing of restrictions with respect to any grant of Restricted Stock is contingent on satisfaction of performance conditions (other than or in addition to the passage of time), any dividends payable on such shares of Restricted Stock shall be held by the Company and delivered (without interest) to the Participant within 15 days following the date on which the restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate). To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company. A Participant shall have no rights or privileges as a stockholder as to Restricted Stock Units.

          (c)    Vesting; Termination.

              (i)  Restricted Stock and Restricted Stock Units vest, and any applicable Restricted Period shall lapse, in such manner and on such date or dates or upon such events determined by the Committee; provided, however, that notwithstanding any such dates or events, the Committee may in its sole discretion accelerate the vesting of any Restricted Stock or

    Restricted Stock Unit or the lapsing of any applicable Restricted Period at any time and for any reason.

             (ii)  Unless otherwise provided by the Committee, whether in an Award Agreement or otherwise, in the event of a Participant's Termination for any reason prior to the time that such Participant's Restricted Stock or Restricted Stock Units, as applicable, have vested (A) all vesting with respect to such Participant's Restricted Stock or Restricted Stock Units shall cease and (B) unvested shares of Restricted Stock and unvested Restricted Stock Units, as applicable, shall be forfeited to the Company by the Participant, for no consideration, as of the date of such Termination.

          (d)    Issuance of Restricted Stock and Settlement of Restricted Stock Units.

              (i)  Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall issue to the Participant, or his or her beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book-entry notation) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

             (ii)  Unless otherwise provided by the Committee in an Award Agreement or otherwise, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall issue to the Participant, or his or her beneficiary, without charge, one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part shares of Common Stock in lieu of issuing only shares of Common Stock in respect of such Restricted Stock Units; or (ii) defer the issuance of shares of Common Stock (or cash or part cash and part shares of Common Stock, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of issuing shares of Common Stock in respect of Restricted Stock Units, the amount of such payment shall be equal to the Fair Market Value per share of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units. To the extent provided in an Award Agreement, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, in the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Stock Units are settled following the release of restrictions on such Restricted Stock Units, and, if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments.

          (e)    Legends on Restricted Stock.    Each certificate, if any, or book-entry representing Restricted Stock awarded under the Plan, shall bear a legend or book-entry notation substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such shares of Common Stock:

    TRANSFER OF [THIS CERTIFICATE AND] THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE AMENDED AND RESTATED ADEPTUS HEALTH INC. 2014 OMNIBUS INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT BETWEEN ADEPTUS HEALTH INC. AND PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF ADEPTUS HEALTH INC.

        10.    Other Equity-Based Awards and Other Cash-Based Awards.    The Committee may grant Other Equity-Based Awards and Other Cash-Based Awards under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and dependent on such conditions as the Committee shall from time to time in its sole discretion determine. Each Other Equity-Based Award granted under the Plan shall be evidenced by an Award Agreement and each Other Cash-Based Award granted under the Plan shall be evidenced in such form as the Committee may determine from time to time. Each Other Equity-Based Award or Other Cash-Based Award, as applicable, so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement or other form evidencing such Award, including, without limitation, those set forth in Section 14(a) of the Plan.

        11.    Performance Compensation Awards.

          (a)    General.    The Committee shall have the authority, at or before the time of grant of any Award, to designate such Award as a Performance Compensation Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code. Notwithstanding anything in the Plan to the contrary, if the Company determines that a Participant who has been granted an Award designated as a Performance Compensation Award is not (or is no longer) a "covered employee" (within the meaning of Section 162(m) of the Code), the terms and conditions of such Award may be modified without regard to any restrictions or limitations set forth in this Section 11 (but subject otherwise to the provisions of Section 13 of the Plan).

          (b)    Discretion of Committee with Respect to Performance Compensation Awards.    With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply and the Performance Formula(e). Within the first 90 days of a Performance Period (or, within any other maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

          (c)    Performance Criteria.    The Performance Criteria that will be used to establish the Performance Goal(s) may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, or any combination of the foregoing) and shall be limited to the following, which may be determined in accordance with generally accepted accounting principles ("GAAP") or on a non-GAAP basis: (i) net earnings, net income (before or after taxes) or consolidated net income; (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, capital, employed capital, invested capital, equity, or sales); (vii) cash flow measures (including, but not limited to, operating cash flow, free cash flow, or cash flow return on capital), which may but are not required to be measured on a per share basis; (viii) actual or adjusted earnings before or after interest, taxes, depreciation and/or amortization without or without adjustment for specified items (including EBIT, EBITDA and adjusted EBITDA); (ix) gross or net operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total stockholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) operating efficiency; (xiv) objective measures of customer/client satisfaction; (xv) working capital targets; (xvi) measures of economic value added or other 'value creation' metrics; (xvii) enterprise value; (xviii) sales; (xix) stockholder return; (xx) customer/client retention; (xxi) competitive market metrics; (xxii) employee retention; (xxiii) objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, dispositions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxiv) comparisons of continuing operations to other operations; (xxv) market share; (xxvi) cost of capital, debt leverage year-end cash position or book value; (xxvii) strategic objectives; or (xxviii) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, within any other maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

          (d)    Modification of Performance Goal(s).    In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval. Unless otherwise determined by the Committee at the time a Performance Compensation Award is granted, the Committee shall, during the first 90 days of a Performance Period (or, within any other maximum period allowed under Section 162(m) of the Code), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as "performance-based compensation" under Section 162(m) of the Code, specify adjustments or modifications to be made to the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) acquisitions or divestitures; (vi) any other specific, unusual or nonrecurring events, or objectively determinable category thereof; (vii) foreign exchange gains and losses; (viii) discontinued operations and nonrecurring charges; and (ix) a change in the Company's fiscal year.

          (e)    Payment of Performance Compensation Awards.

            (i)    Condition to Receipt of Payment.    Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

            (ii)    Limitation.    Unless otherwise provided in the applicable Award Agreement, a Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some portion of such Participant's Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

            (iii)    Certification.    Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant's Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

            (iv)    Use of Negative Discretion.    In determining the actual amount of an individual Participant's Performance Compensation Award for a Performance Period, if such Performance Compensation Award is an Other Cash-Based Award, the Committee may reduce or eliminate the amount of such Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion. Unless otherwise provided in the applicable Award Agreement, the Committee shall not have the discretion to: (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

          (f)    Timing of Award Payments.    Unless otherwise provided in the applicable Award Agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11. Any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (ii) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date. Any Performance Compensation Award that is deferred and is otherwise payable in shares of Common Stock shall be credited (during the period between the date as of which the Award is deferred and the payment date) with dividend equivalents (in a manner consistent with the methodology set forth in the last sentence of Section 9(d)(ii) of the Plan).

        12.    Changes in Capital Structure and Similar Events.    Notwithstanding any other provision in this Plan to the contrary, the following provisions shall apply to all Awards granted hereunder (other than Other Cash-Based Awards):

          (a)    General.    In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock or (ii) unusual or nonrecurring events affecting the Company, any Affiliate, including changes in applicable rules, rulings, regulations or other requirements that the Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants, the Committee shall make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of: (A) the Absolute Share Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder; (B) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan); and (C) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate; (2) the Exercise Price or Strike Price with respect to any Award; or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals); provided, however, that in the case of any "equity restructuring" (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment under this Section 12 shall be conclusive and binding for all purposes.

          (b)    Change in Control.    Without limiting the foregoing, except as may otherwise be provided in an Award Agreement, in connection with any Change in Control, the Committee may, in its sole discretion, provide for any one or more of the following:

              (i)  substitution or assumption of Awards, or to the extent that the surviving entity (or Affiliate thereof) of such Change in Control is unwilling to permit the substitution or assumption of the Awards, full acceleration of vesting of any time-vested Awards, and acceleration of any performance-vested awards (including Performance Compensation Awards) based on actual performance through the date of such Change in Control, or in lieu of such acceleration for Awards subject to exercise, establishment of a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise any such outstanding Awards prior to the occurrence of the Change in Control (and any such Award not so exercised shall terminate upon the occurrence of the Change in Control);

             (ii)  cancellation of any one or more outstanding Awards and payment to the holders of such Awards that are vested as of such cancellation (including, without limitation, any Awards that would vest as a result of the occurrence of such event but for such cancellation or for which vesting is accelerated by the Committee in connection with such event) the value of such Awards, if any, as determined by the Committee (which value, if applicable, may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including, without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market

    Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor); and

            (iii)  subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, conversion or replacement of any Award that is not vested as of the occurrence of such event into or with the right to receive a payment, based on the value of the Award (as determined consistent with clause (ii) above), which is subject to continued vesting on the same basis as the vesting requirements applicable to such converted or replaced Award.

  Payments to holders pursuant to clause (ii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the Award at such time (less any applicable Exercise Price or Strike Price).

          (c)    Other Requirements.    Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Any such adjustment shall be conclusive and binding for all purposes. Prior to any payment or adjustment contemplated under this Section 12, the Committee may require a Participant to (i) represent and warrant as to the unencumbered title to his Awards; (ii) bear such Participant's pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code; and (iii) deliver customary transfer documentation as reasonably determined by the Committee.

          (d)    Fractional Shares.    Any adjustment provided under this Section 12 may provide for the elimination of any fractional share that might otherwise become subject to an Award.

        13.    Amendments and Termination.

          (a)    Amendment and Termination of the Plan.    The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if: (i) such approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted) or for changes in GAAP to new accounting standards; (ii) it would materially increase the number of securities which may be issued under the Plan (except for increases pursuant to Section 5 or 12 of the Plan) or (iii) it would materially modify the requirements for participation in the Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 13(b) of the Plan without stockholder approval.

          (b)    Amendment of Award Agreements.    The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after a Participant's Termination); provided that, other than pursuant to Section 12, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without stockholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR; (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash payment that is greater than the intrinsic value (if any) of the cancelled Option or SAR and (iii) the Committee may not take any other action which is considered a "repricing" for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

        14.    General.

          (a)    Award Agreements.    Each Award under the Plan (other than an Other Cash-Based Award) shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award of the death, Disability or Termination of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award Agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award Agreement to be signed by the Participant or a duly authorized representative of the Company.

          (b)    Nontransferability.    (i) Each Award shall be exercisable only by a Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant (including, without limitation, except as may be prohibited by applicable law, pursuant to a domestic relations order) other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

             (ii)  Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to: (A) any person who is a "family member" of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively, the "Immediate Family Members"); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) a beneficiary to whom donations are eligible to be treated as "charitable contributions" for federal income tax purposes;

    (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a "Permitted Transferee"); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

            (iii)  The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that: (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the Termination of the Participant under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

          (c)    Dividends and Dividend Equivalents.    The Committee in its sole discretion may provide a Participant as part of an Award with dividends, dividend equivalents, or similar payments in respect of Awards, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no dividends, dividend equivalents or other similar payments shall be payable in respect of outstanding (i) Options or SARs; or (ii) unearned Performance Compensation Awards or other unearned Awards subject to performance conditions (other than or in addition to the passage of time) (although dividends, dividend equivalents or other similar payments may be accumulated in respect of unearned Awards and paid within 15 days after such Awards are earned and become payable or distributable).

          (d)    Tax Withholding.

              (i)  A Participant shall be required to pay an amount in cash (by check or wire transfer) to the Company or one or more of its Subsidiaries, as applicable, or the Company and any of its Subsidiaries shall have the right and is hereby authorized to withhold from any compensation or other amounts owing to a Participant, the amount of any income, employment and/or other applicable taxes that are required to be withheld in respect of an Award, its exercise, vesting or settlement, or any payment or transfer under an Award or under the Plan and the Company and any of its Subsidiaries shall have the right to take such other actions as may be necessary in the opinion of the Committee or its designee to satisfy all obligations for the payment of such required withholding.

             (ii)  Without limiting the generality of clause (i) above, to the extent that the required withholding contemplated in clause (i) above is to be made in a form other than in cash or cash equivalents, the Committee may (but is not obligated to), in its sole discretion, permit or require a Participant to satisfy, in whole or in part, the foregoing withholding liability by

    (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) that have been held by the Participant for at least six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under applicable accounting standards) having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability.

            (iii)  The Committee, in consideration of applicable accounting standards, has full discretion to allow Participants to elect to have the Company withhold shares of Common Stock for taxes at an amount greater than the applicable minimum required statutory withholding liability (but in no event in excess of the maximum statutory withholding requirements in a Participant's relevant tax jurisdictions).

          (e)    No Claim to Awards; No Rights to Continued Employment; Waiver.    No employee of the Company or any Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, except to the extent of any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

          (f)    International Participants.    With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expected to be) "covered employees" within the meaning of Section 162(m) of the Code, the Committee may, in its sole discretion, amend the terms of the Plan and create or amend Sub-Plans or amend outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

          (g)    Designation and Change of Beneficiary.    Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

          (h)    Termination.    Except as otherwise provided in an Award Agreement, unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with one Service Recipient to employment or service with another Service Recipient (or vice-versa) shall be considered a Termination; and (ii) if a Participant undergoes a Termination of employment, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity, such change in status shall not be considered a Termination for purposes of the Plan. Further, unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off or other similar transaction), unless a Participant's employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.

          (i)    No Rights as a Stockholder.    Except as otherwise specifically provided in the Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to such person.

          (j)    Government and Other Regulations.

              (i)  The obligation of the Company to settle Awards in shares of Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the Federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on certificates representing shares of Common Stock or other securities of the Company or any Affiliate issued under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate issued under the Plan in book-entry form to be held subject to the Company's instructions or subject to appropriate stop transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

             (ii)  The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company's acquisition of shares of Common Stock from the public markets, the Company's issuance of Common Stock to the Participant, the Participant's acquisition of Common Stock from the Company and/or the Participant's sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code: (A) pay to the Participant an amount equal to the excess of (I) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or issued, as applicable), over (II) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of issuance of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof; or (B) in the case of Restricted Stock, Restricted Stock Units or Other Equity-Based Awards, provide the Participant with a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Stock, Restricted Stock Units or Other Equity-Based Awards, or the underlying shares in respect thereof.

          (k)    No Section 83(b) Elections Without Consent of Company.    No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

          (l)    Payments to Persons Other Than Participants.    If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

          (m)    Nonexclusivity of the Plan.    Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

          (n)    No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

          (o)    Reliance on Reports.    Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

          (p)    Relationship to Other Benefits.    No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan or as required by applicable law.

          (q)    Governing Law.    The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof.

          (r)    Severability.    If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

          (s)    Obligations Binding on Successors.    The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

          (t)    409A of the Code.

              (i)  Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of this Plan comply with Section 409A of the Code, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with this Plan (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered "deferred compensation" subject to Section 409A of the Code, references in the Plan to "termination of employment" (and substantially similar phrases) shall mean "separation from service" within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate payments.

             (ii)  Notwithstanding anything in the Plan to the contrary, if a Participant is a "specified employee" within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are "deferred compensation" subject to Section 409A of the Code and which would otherwise be payable upon the Participant's "separation from service" (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six months after the date of such Participant's "separation from service" or, if earlier, the Participant's date of death. Following any applicable six month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

            (iii)  Unless otherwise provided by the Committee in an Award Agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered "deferred compensation" subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of "Disability" pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.

          (u)    Clawback/Forfeiture.    Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Committee may in its sole discretion cancel such Award if the Participant has engaged in or engages in any Detrimental Activity. The Committee may also provide in an Award Agreement that if the Participant otherwise has engaged in or engages in any Detrimental Activity, the Participant will forfeit any gain realized on the vesting or exercise of such Award, and must repay the gain to the Company. The Committee may also provide in an Award Agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company. Without limiting the foregoing, all Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law.

          (v)    Expenses; Gender; Titles and Headings.    The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on May 15, 2016. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/ADPT • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. 1. Election of Directors: + For Withhold For Withhold For Withhold 01 - Thomas S. Hall 02 - Richard Covert 03 - Steven V. Napolitano 04 - Daniel W. Rosenberg 05 - Gregory W. Scott 06 - Ronald L. Taylor 07 - Jeffery S. Vender 08 - Stephen M. Mengert For Against Abstain ForAgainst Abstain 2. To approve the Adeptus Health Inc. Stock Purchase Plan 3. To approve the Amended and Restated Adeptus Health Inc. 2014 Omnibus Incentive Plan For Against Abstain 4. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2016 Non-Voting Items Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 8 3 C V2 7 6 2 8 4 1 02C9RF MMMMMMMMM C B A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Adeptus Health Inc. Annual Meeting of Stockholders May 16, 2016 This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Thomas S. Hall, Graham B. Cherrington, Timothy L. Fielding and Timothy M. Mueller, and each of them, proxies of the undersigned with full power of substitution, to vote all of the shares of Class A common stock and Class B common stock of Adeptus Health Inc. that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders of Adeptus Health Inc. to be held at 1:00 p.m. Central time, on May 16, 2016, at 1549 Legacy Drive, Frisco, Texas 75034 and at any adjournment or postponement thereof. In their discretion, the above named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Please mark, sign, date and return in the enclosed envelope, which requires no postage if mailed in the United States. In order for your vote to be submitted by proxy, you must (i) properly complete the Internet voting instructions or telephone voting instructions no later than 11:59 p.m. Eastern time on May 15, 2016 or (ii) properly complete and return this proxy card for the Company’s receipt on or prior to May 14, 2016. DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE. (continued and to be signed on other side)